UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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VAALCO ENERGY, INC.

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VAALCO Energy, Inc.

4600 Post Oak Place, Suite 300

Houston, Texas 77027

April 23, 2014

Dear Stockholder,

The 2014 Annual Meeting of Stockholders of VAALCO Energy, Inc. will be held on June 4, 2014, in Houston, Texas.

The Annual Meeting will begin with a report on our operations, followed by discussion and voting on the matters set forth in the accompanying notice of Annual Meeting and proxy statement.

We are providing access to our proxy materials over the Internet. To do this, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials, which we refer to in the proxy statement as a Notice. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to request a paper copy of our proxy materials. Stockholders who do not receive a Notice will receive a paper copy of the proxy materials by mail. We believe that the Notice process will allow us to provide the information you need in a more timely manner, will save the cost of printing and mailing documents to you, thus conserving natural resources.

Whether or not you plan to attend the Annual Meeting, you can ensure that your shares are accurately represented at the meeting by voting in any of the manners described in the proxy statement.

Cordially,

Steven P. Guidry

Chief Executive Officer

NOTICE OF THE 2014

ANNUAL MEETING OF STOCKHOLDERS

Meeting Date:	June 4, 2014
Meeting Time:	10:00 a.m., Houston, Texas time
Location:	St. Regis Houston Hotel 1919 Briar Oaks Lane Houston, Texas 77027

Record Date:	April 7, 2014

To our Stockholders:

VAALCO’s 2014 Annual Meeting of Stockholders will be held on June 4, 2014 at the St. Regis Houston Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027, at 10:00 a.m., to address all matters that may properly come before the meeting. Following a report on VAALCO’s business operations, stockholders will:

•	vote on the election of six directors for the ensuing year;

•	vote on the approval and ratification of the 2014 Long Term Incentive Plan;

•	vote on the ratification of the selection of the independent registered public accounting firm for 2014;

•	vote on an advisory resolution on executive compensation; and

•	transact other business that may be properly brought before the Annual Meeting.

Stockholders of record at the close of business on April 7, 2014 will be entitled to vote at the meeting and any adjournments thereof.

Roland Sledge

Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS MEETING TO BE HELD ON JUNE 4, 2014

The proxy statement and our annual report for 2013 are available at www.rtcoproxy.com/egy.

VAALCO ENERGY, INC.

2014 PROXY STATEMENT SUMMARY

General Information

We are providing you these proxy materials in connection with the solicitation of proxies by our Board of Directors to be voted at our 2014 Annual Meeting of Stockholders (our “Annual Meeting”), and at any postponement or adjournment of the Annual Meeting. In this proxy statement, VAALCO Energy, Inc. is referred to as “we,” “our,” “us” or “VAALCO.”

Date and Time of Meeting

The VAALCO Energy, Inc. Annual Meeting of stockholders will be held at 10:00 a.m. Central Daylight Time, on June 4, 2014 at the St. Regis Houston Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027.

Record Date and Persons Entitled to Vote

The Board of Directors has set the close of business on April 7, 2014 as the record date for stockholders entitled to notice of and to vote at the meeting. At the close of business on the record date, there were 56,850,341 shares of VAALCO common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

Notice and Access

We are providing access to our proxy materials over the Internet. As a result, we have sent to most of our stockholders a Notice instead of a paper copy of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by e-mail. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

We may provide certain stockholders, including those who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice. If you would like to reduce the costs incurred by VAALCO in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card to vote using the Internet. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

Procedure to Access Proxy Materials Over the Internet

Your Notice or (if you received paper copies of the proxy materials) your proxy card will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet. Our proxy materials are also available at www.rtcoproxy.com/egy.

Matters to be Voted on and Recommendation of the Board

	Board Vote Recommendation	Page Reference (for more detail)

Election of Six Directors	FOR EACH DIRECTOR NOMINEE	5

Other Proposals

• Approval and ratification of the 2014 Long Term Incentive Plan	FOR	30

• Ratification of independent public accounting firm	FOR	37

• Advisory resolution on executive compensation	FOR	39

Transact other business that properly comes before the meeting

Information About the Advisory Vote on Compensation

Because your vote with respect to approval of our named executive officer compensation is advisory, it will not be binding upon the Board. However, our Compensation Committee and the Board will carefully consider the outcome of the vote when reviewing future compensation arrangements for our executive officers.

How to Vote

The Board encourages you to exercise your right to vote. Your vote is important. Stockholders can vote in person at the Annual Meeting or by proxy. If you are a stockholder of record (you own shares in your name), there are three ways to vote:

•

By Internet—You may vote over the Internet at www.rtcoproxy.com/egy by following the instructions on the Notice or, if you received your proxy materials by mail, by following the instructions on the proxy card.

•

By telephone— Stockholders located in the United States may vote by telephone by calling 1-877-265-0355 and following the instructions on the Notice, or if you received you proxy material by mail, by following the instructions on the proxy card.

•	By mail—If you received proxy materials by mail, you can vote by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope.

Telephone and Internet voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight time on June 3, 2014.

Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. The Board recommends that you vote by proxy since it is not practical for most stockholders to attend the Annual Meeting.

If you are a street name stockholder (your shares are held in the name of a bank, broker or other holder of record), you will receive instructions from the bank, broker or other record holder of your shares. You must follow the instructions of the holder of record in order for your shares to be voted. If you are a street name stockholder, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

The shares represented by all valid proxies received by telephone, by Internet or by mail will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies will be voted

•	for the nominees for directors named in this proxy statement,
•	for approval and ratification of the VAALCO Energy, Inc. 2014 Long Term Incentive Plan,
•	for ratification of the selection of the independent registered public accounting firm, and
•	for approval of the advisory resolution on executive compensation.

How to Change Your Vote

If you are a stockholder of record, you may later revoke your proxy instructions by:

•	sending a written statement to that effect to the Corporate Secretary at the address listed on the first page of this proxy statement;
•	voting again by the Internet or telephone (only the last vote cast will be counted), provided that the stockholder does so before 11:59 p.m. Eastern time on June 3, 2014;
•	submitting a properly signed proxy with a later date; or
•	voting in person at the Annual Meeting.

If you are a street name stockholder, you may later revoke your proxy instructions by following the procedures provided by your bank, broker or other nominee.

Quorum

Your stock is counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly vote by Internet, telephone or mail. In order for us to hold our Annual Meeting, holders of a majority of our common stock entitled to vote must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.

Routine and Non-Routine Matters; Abstentions and Broker Non-Votes

The New York Stock Exchange (NYSE) permits brokers to vote their customers’ stock held in street name on “routine matters” when the brokers have not received voting instructions from their customers. The NYSE does not, however, allow brokers to vote their customers’ stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

The ratification of the selection of the independent public accounting firm is the only routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

The election of directors, the approval of the VAALCO Energy, Inc. 2014 Long Term Incentive Plan and the advisory vote to approve our executive compensation are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers.

Vote Required for each Proposal

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Election of Directors. The six nominees for election as directors at the Annual Meeting who receive the greatest number of “FOR” votes cast by the stockholders, a plurality, will be elected as our directors. For this purpose, abstentions and broker non-votes are not counted as a vote for the election of directors.

•

Approval and Ratification of the 2014 Long-Term Incentive Plan. The VAALCO Energy, Inc. 2014 Long Term Incentive Plan will be deemed approved and ratified if a majority of the shares present in person or by proxy and entitled to vote with respect to this item vote in favor of it. For this proposal, abstentions will have the same effect as a vote against the proposal, but broker non-votes are not counted as shares entitled to vote for the proposal.

•

Independent Auditor. The ratification of the independent auditor requires the affirmative vote of a majority of the stock entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions will have the same effect as votes cast “against” the proposals.

•

Named Executive Officer (“NEO”) Compensation. Our NEO compensation will be considered approved by our stockholders in an advisory manner upon the affirmative vote of a majority of the stock entitled to vote and present in person or by proxy at the Annual Meeting. For this purpose, abstentions will have the same effect as votes cast “against” the proposal. Broker non-votes are not counted as shares entitled to vote for the proposal.

Costs and Expenses

We have retained D.F. King & Co., Inc. to solicit proxies in connection with the Annual Meeting at a fee of $13,000 for its services, plus reasonable out-of-pocket expenses. We have also retained D.F. King & Co., Inc. to request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares of our common stock and will reimburse them for their expenses in doing so.

In addition to sending you these materials or otherwise providing you access to these materials, some of our directors and officers as well as management and non-management employees may contact you by telephone, mail, e-mail or in person. You may also be solicited by means of press releases issued by VAALCO, postings on our website at www.VAALCO.com, advertisements in periodicals, or other media forms. None of our officers or employees will receive any extra compensation for soliciting you. We will also reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of our common stock.

Tabulation

Our corporate secretary will tabulate and certify the vote at the Annual Meeting.

Results of the Vote

We will announce the preliminary voting results at the Annual Meeting and disclose the final voting results in a current report on Form 8-K filed with the U.S. Securities and Exchange Commission (SEC) within four business days of the date of the Annual Meeting unless only preliminary voting results are available at that time. To the extent necessary, we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. You may access or obtain a copy of these and other reports free of charge on the Company’s website at www.VAALCO.com. Also, the referenced Form 8-K, any amendments thereto and other reports we file with the SEC are available to you over the Internet at the SEC’s website at www.sec.gov.

List of Stockholders

A complete list of all stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten days prior to the Annual Meeting at our offices, 4600 Post Oak Place, Suite 300, Houston, Texas, 77027. Such list will also be available at the Annual Meeting and may be inspected by any stockholder who is present.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected to hold office until the 2015 Annual Meeting and until their successors have been elected and qualified. The six nominees for election at the 2014 Annual Meeting are listed on pages 8 to 10, with brief biographies. They are all presently directors of VAALCO. We have no reason to believe that any of the nominees will be unable to serve if elected to office and, to the knowledge of the VAALCO Board, the nominees intend to serve the entire term for which election is sought. Only the nominees designated by the Board of Directors will be eligible to stand for election as directors at the Annual Meeting.

Board Composition. We believe that our directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. We also endeavor to have a Board representing a range of experiences in business in areas that are relevant to the Company’s global activities. The evaluation of director nominees by the Nominating and Corporate Governance Committee also takes into account diversity of background.

The Nominating and Corporate Governance Committee has established criteria it considers as guidelines in considering nominations to the Board of Directors. The criteria include:

•

personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with VAALCO or its operations, and the availability and willingness to devote sufficient time to the duties of a director;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•	experience in the oil and gas industry and with relevant social policy concerns;
•	experience as a Board member of another publicly held company; and
•	practical and mature business judgment.

The criteria are not exhaustive and the Nominating and Corporate Governance Committee and the Board of Directors may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. Other than ensuring that at least one member of the Board is a financial expert and a majority of the Board members meet all applicable independence requirements, the Nominating and Corporate Governance Committee does not have any specific skills that it believes are necessary for any individual director to possess. Instead, the Nominating and Corporate Governance Committee evaluates potential nominees based on the contribution such nominee’s background and skills could have upon the overall functioning of the Board.

In making its nominations, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board service are re-nominated. As to new candidates, the Committee will generally poll the Board members and members of management for recommendations. The Nominating and Corporate Governance Committee may also review the composition and qualification of the Boards of directors of VAALCO’s competitors, and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group with diverse backgrounds that can best represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to the Board of Directors. The Nominating and Corporate Governance Committee may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

For a discussion of the Search Committee of the Board, which was formed to assist the Nominating and Corporate Governance Committee in executive management and Board member succession planning, see “Directors, Nominees and Executive Officers—Board of Directors and Committees,” below.

The Nominating and Corporate Governance Committee considers all candidates recommended by our stockholders in accordance with our Bylaw provisions. Stockholders may recommend candidates by writing to the Corporate Secretary at VAALCO Energy, Inc, 4600 Post Oak Place, Suite 300, Houston, Texas 77027, stating the recommended candidate’s name and qualifications for Board membership. When considering candidates recommended by stockholders, the Nominating and Corporate Governance Committee follows the same Board membership qualifications evaluation and nomination procedures discussed above.

Below we identify and describe the key experience, qualifications and skills our directors bring to the Board that are important in light of VAALCO’s businesses and structure. The directors’ experiences, qualifications and skills that the Board considered in their re-nomination are included in their individual biographies.

Changes in Officers and Directors During 2013

During 2013, as part of our succession planning, our Board of Directors formed a Search Committee to evaluate potential candidates to succeed Robert Gerry as our Chief Executive Officer. Following a search, the Search Committee proposed to our Board of Directors that Steven Guidry be appointed our Chief Executive Officer. In October 2013, Mr. Gerry resigned as our Chief Executive Officer and Mr. Guidry was appointed as our Chief Executive Officer and a member of our Board of Directors. Mr. Gerry was appointed Executive Chairman, and remained Chairman of our Board of Directors.

Mr. Gerry plans to retire as Executive Chairman and from the Board effective as of the date of the Annual Meeting. Following his resignation, Mr. Gerry will continue to work for us as a consultant. For a description of the consulting agreement we plan to enter into with Mr. Gerry, please read “Consulting Agreement with Mr. Gerry” on page 24.

In addition, during 2013, Robert Allen and Luigi Caflisch resigned as directors of VAALCO and James Jennings was appointed to the Board.

Directors, Nominees and Executive Officers

The following table provides information with respect to current directors, nominees and executive officers of VAALCO. Each director will be elected to serve until the next annual meeting of stockholders or until his successor is elected and qualified.

Directors/Nominees	Age	Position with VAALCO	Director Since

Robert L. Gerry III	76	Executive Chairman and Chairman of the Board	1997

Steven P. Guidry (nominee)	56	Chief Executive Officer and Director	2013

W. Russell Scheirman (nominee)	58	President, Chief Operating Officer and Director	1991

Frederick W. Brazelton (nominee)	43	Director	2008

O. Donaldson Chapoton (nominee)	77	Director	2006

James B. Jennings (nominee)	73	Director (Lead Independent Director)	2013

John J. Myers (nominee)	56	Director	2010

Executive Officers

Gregory R. Hullinger	60	Chief Financial Officer

Gayla M. Cutrer	72	Executive Vice President and Corporate Secretary

The following is a brief description of the background and principal occupation of each director (including each nominee) and executive officer:

Robert L. Gerry III—Mr. Gerry served as Chairman of the Board of Directors and Chief Executive Officer for VAALCO Energy, Inc. from August 1997 through October 20, 2013. Effective October 21, 2013 Mr. Gerry assumed the position of Executive Chairman and continues to serve as Chairman of the Board of Directors. Mr. Gerry currently serves on the Board of Directors of Integrity Bank, an independent bank located in Houston, Texas and on the Board of Texas Children’s Hospital. Mr. Gerry is a member of the University of Texas Press Advisory Council. Mr. Gerry also served on the Board of Directors of Plains Exploration and Production Company from 2004 through December 31, 2010. From February 1994 until August 1997, Mr. Gerry served as Vice-Chairman of Nuevo Energy Company. Prior to being appointed Vice-Chairman of Nuevo, Mr. Gerry had served as President and Chief Operating Officer of Nuevo since its formation in March 1990. Mr. Gerry served as Senior Vice President of Energy Assets International Corporation from January 1989 until March 1990. Mr. Gerry will not be standing for reelection at the June 2014 Annual Meeting of the shareholders.

Steven P. Guidry—Mr. Guidry assumed the role of Chief Executive Officer for VAALCO Energy, Inc. on October 21, 2013. At that time, he was also appointed to our Board of Directors. Prior to joining VAALCO, Mr. Guidry was Vice President of Business Development for Marathon Oil Corporation since July 2011, where he was responsible for acquisitions of strategic opportunities for value growth. Mr. Guidry also held numerous executive management positions, including President of Marathon Oil Libya Limited from October 2008 to July 2011. Prior to the Libya assignment, he was Regional Vice President for Marathon Oil’s North American Production Operations. Mr. Guidry oversaw all of the company’s exploration and production activities onshore and offshore U.S. He also spent five years leading Marathon Oil’s Central Africa Business Unit, overseeing project expansions and operations in Equatorial Guinea, Gabon and Angola. Throughout his career, he has held challenging technical, staff and managerial positions in the company’s domestic and international production organizations. Mr. Guidry graduated from the University of Louisiana Lafayette in 1980 with a bachelor’s degree in petroleum engineering. He is a member of the Society of Petroleum Engineers, and served on the board of directors for the Corporate Council on Africa, the Independent Petroleum Association of America, the U.S. Oil and Gas Association and was a member of the Upstream Committee of the American Petroleum Institute. We believe Mr. Guidry’s strong operational background and experience, particularly in the international arena, is a valuable asset to our Board.

W. Russell Scheirman—Mr. Scheirman has served as the President of VAALCO since 1992. In 2008, Mr. Scheirman was named the Company’s Chief Operating Officer. From 1991 to 1992, Mr. Scheirman served as Executive Vice President of VAALCO. Prior to joining VAALCO, Mr. Scheirman was an Associate at McKinsey & Company, Inc. from 1989 to 1991, an investment banker with Copeland, Wickersham and Wiley from 1984 to 1989, and a Petroleum Reservoir Engineer for Exxon Company, U.S.A. from 1978 to 1984. Mr. Scheirman holds a B.S. (Summa Cum Laude) and M.S. in Mechanical Engineering from Duke University (1977 and 1978, respectively) and an M.B.A. from California Lutheran University (1984). His strong financial background combined with his operational experience, including nearly 20 years with us, provides our Board with a long-term perspective of our challenges, opportunities and operations.

Frederick W. Brazelton—Mr. Brazelton is the co-founder and President of Platform Partners, LLC, a private holding company formed in 2006 that makes equity investments in middle-market companies. Prior to founding Platform in 2006, Mr. Brazelton was a Partner of The CapStreet Group, LLC, an institutional private equity fund focused on investing in middle-market companies where he had worked from August 2000 until July 2006. Prior to joining CapStreet, Mr. Brazelton worked for the private equity firms of Hicks, Muse, Tate & Furst and Willis Stein & Partners after starting his career in investment banking at CS First Boston in its Natural Resources Group. Mr. Brazelton serves on the boards of directors of Encino Energy, LLC, Evergreen Environmental, LLC, Santa Barbara Tax Products Group, LLC and Dynamic Glass, LLC. He also serves on the Board of Trustees of the St. Francis Episcopal Day School. He received his BBA from the Business Honors Program at the University of Texas at Austin and his MBA from Stanford University. Mr. Brazelton’s extensive experience in private equity and finance provides a valuable resource to our Board.

O. Donaldson Chapoton—Mr. Chapoton has been a partner in the VMS Group, a partnership involved in investment opportunities in technology and in furnishing back office services to venture funds and partnerships since 2001. He practiced law with the firm of Baker Botts, LLP from the early 1960s until 2001 specializing in income tax matters, including both transactional tax work and the legislative and regulatory matters. From 1986 to 1989, Mr. Chapoton left Baker Botts to serve as the Assistant Secretary of the Treasury for Tax Policy under President Reagan. In that role he participated in the formulating the Reagan Administration’s tax policy and presented that policy in testimony before the U.S. Congress. In 1989 he rejoined Baker Botts, LLP as the partner-in-charge of the firm’s Washington office. He also served for a time as a senior partner in Breen Investors, LLC, an investment advisory firm. Mr. Chapoton received his LL.B., with honors, from the University of Texas School of Law. Mr. Chapoton’s legal background and experience and his knowledge of the tax law and the legislative process in Washington provides a valuable resource to our Board.

James B. Jennings—Mr. Jennings was a Senior Advisor to the Mergers and Acquisitions Group of Brown Brothers Harriman & Co., a banking and financial services firm, from February 2009 to December 2011. Mr. Jennings was employed in various capacities by Hunt Oil Company until 2007. Since his retirement in 2007, Mr. Jennings has been engaged by Hunt Oil Company to provide consulting services. His positions at Hunt included President from April 1999 to April 2004, and

Chairman from 2004 through 2007. Mr. Jennings was responsible for establishing the strategic direction of Hunt Oil Company and was also responsible for domestic and international exploration and production, acquisitions and new business development. He also played an important role in developing LNG as a new line of business for Hunt. He joined Hunt in 1979 as Division Exploration Manager for Hunt’s Gulf Coast Division in Houston, and served as Senior Vice President of US domestic exploration and production from 1984 to 1987. In 1987, he was named Group Vice President for International Exploration, and in 1991 was named Executive Vice President assuming responsibility for worldwide exploration and production. He joined the Hunt Oil Company Board of Directors in 1991, and served on the Board until his retirement in 2007. Prior to joining Hunt, Mr. Jennings served as Chief Geophysicist for Columbia Gas Development Corporation, and as a Geophysicist for Shell Oil Company. Mr. Jennings is also a Director of Carbo Ceramics, a publicly traded oil field services company since July 2007. He has also served as a Director of the Dallas Petroleum Club, and is a former Chairman of the Dallas Wildcat Committee. He holds a BS Degree in Mathematics from Trinity University in San Antonio, Texas and a MS Degree in Physics from Purdue University. Mr. Jenning’s extensive leadership, board and technical experience combined with his knowledge of international oil and gas operations provides a valuable service as a member of our Board of Directors.

John J. Myers, Jr.—Mr. Myers is a founder and Managing Partner of Esencial Management investment fund, a private equity fund formed in 2012. In addition, Mr. Myers was from 2002 through 2009, a founder and Managing Partner for Treaty Oak Capital Management, an energy investment hedge fund based in Austin, Texas. A Chartered Financial Analyst, Mr. Myers was engaged for over 20 years as an equity analyst having served with RBC Dain Rauscher Wessels, Morgan Keegan, Petrie Parkman & Co. and Southcoast Capital. Mr. Myers holds a Master’s degree in Management from Northwestern University, Evanston, Illinois. He also holds a Bachelors of Science degree in Chemical Engineering from the University of Michigan, Ann Arbor, Michigan. Mr. Myer’s knowledge and experience in the oil and gas business and the capital markets make him a valuable resource to our Board.

Gregory R. Hullinger—Mr. Hullinger joined VAALCO as our Chief Financial Officer in October 2008 after more than 30 years of finance and accounting experience at Shell Oil Company and its parent company, Royal Dutch Shell. Notable positions held by Mr. Hullinger at Shell Oil include Controller, Treasurer, CFO - Shell Deer Park Refining Company and CFO - Pecten Cameroon Company (West Africa). For Royal Dutch Shell, Mr. Hullinger held the positions of International Audit Manager and as the Manager for Group Accounting, the unit responsible for the financial consolidations, results and reporting. Mr. Hullinger was twice elected Chairman of the Accounting Committee of the American Petroleum Institute. He holds a B.S. in Accounting from Louisiana State University.

Gayla M. Cutrer—Ms. Cutrer joined Alcorn International, Inc., predecessor to VAALCO Energy, Inc., in 1986 and served as executive support and administrative advisor for the newly founded international energy company. She was named to the Board of Directors on March 20, 1990 and served on the Board during the Company’s transition from a privately held company to a publicly traded company. Ms. Cutrer was named Vice President and Corporate Secretary of VAALCO Energy, Inc. in 1990 and was named Executive Vice President and Corporate Secretary of VAALCO Energy, Inc. in 2011. Ms. Cutrer’s previous experience in the energy industry includes positions with Cities Service International, Inc, Amoco International, Inc. and Kilroy Company of Texas.

All officers and director nominees of VAALCO are United States citizens.

Corporate Governance

Governance Principles.    The Board of Directors’ Corporate Governance Principles, which include guidelines for determining director independence and qualifications for directors, are published on

VAALCO’s website at www.VAALCO.com. The website makes available all of VAALCO’s corporate governance materials, including Board committee charters. These materials are also available in print to any stockholder upon request. The Board regularly reviews corporate governance developments and modifies its Governance Principles, committee charters and key practices as warranted.

Board Leadership Structure.    Robert L. Gerry served as our Chief Executive Officer and Executive Chairman of the Company during 2013 and as the Chairman of the Board. Steven Guidry became our Chief Executive Officer in 2013, and is expected to assume the role of Chairman of the Board at the end of Mr. Gerry’s term in that office. With his significant experience and working knowledge of our day-to-day operations and issues that face VAALCO, our Board believes Mr. Guidry is the best person to lead and guide the Board of Directors. In September 2013, the Board appointed James B. Jennings as our lead independent director. The principal responsibilities of the lead independent director are to convene and preside over meetings of the independent directors in executive session, preside over a Board meeting if the Chairman is not available, consult with the Chairman in drafting the agenda for Board meetings, receive communications from stockholders, and such other responsibilities as the Board may assign. We believe this leadership structure provides the optimal structure for VAALCO and our stockholders by providing strong leadership from both our management team and Board of Directors.

Board Risk Oversight.    While the full Board of Directors, with input from each of its committees, oversees VAALCO’s management of risks, VAALCO’s management team is responsible for the day-to-day risk management process. The Audit Committee reviews with management, as well as internal and external auditors, the Company’s business risk management process, including the adequacy of VAALCO’s overall control environment and controls in selected areas representing significant financial and business risk. The Audit Committee periodically discusses with management its assessment of various risks and considers the impact of risk on our financial position and the adequacy of our risk-related internal controls. Our Compensation Committee also considers risks that could be implicated by our compensation programs, and our Nominating and Corporate Governance Committee annually reviews the effectiveness of our leadership structure. In addition, each of our committees as well as senior management reports regularly to the full Board of Directors.

Director Independence.    It is the policy of the Board of Directors that a majority of the members of the Board be independent. The Board has affirmatively determined that, as to each current, non-employee director nominee (Mr. Brazelton, Mr. Chapoton, Mr. Jennings and Mr. Myers), no material relationship exists that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each current, non-employee director and non-employee director nominee qualifies as “independent” according to VAALCO’s Corporate Governance Principles, which comply with the Corporate Governance Rules of the NYSE

Code of Conduct.    VAALCO has adopted a Code of Business Conduct and Ethics for Directors, Officers and Employees. In addition, VAALCO has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Both codes are available on VAALCO’s web site at www.VAALCO.com and are available in print upon request. VAALCO has not granted any waivers to these codes. VAALCO intends to post any waivers or amendments to the codes on its web site.

Communicating Concerns to Directors.    In order to provide our stockholders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted procedures for communications to directors. Our stockholders and other interested persons may communicate with the Chairman of our Audit Committee or with our non-employee directors as a group, by written communications addressed in care of Corporate Secretary, VAALCO Energy, Inc., 4600 Post Oak Place, Suite 300, Houston, Texas 77027.

All communications received in accordance with these procedures will be reviewed initially by our senior management. Senior management will relay all such communications to the appropriate director or directors unless it is determined that the communication:

•	does not relate to our business or affairs or the functioning or constitution of the Board of Directors or any of its committees;
•	relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;
•	is an advertisement or other commercial solicitation or communication;
•	is frivolous or offensive; or
•	is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.

The Corporate Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes. As of the record date, two communications had been received in the prior twelve months.

Board of Directors and Committees

The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committees. The committee charters are available on VAALCO’s website at www.VAALCO.com. Each committee is operated according to the rules of the NYSE. Each member of these committees meets the independence requirements of the NYSE.

Committees and Current Membership	Committee Functions
Audit Mr. John J. Myers † (Chairman) Mr. Frederick W. Brazelton Mr. O. Donaldson Chapoton Mr. James B. Jennings

•       Selects the independent registered public accounting firm

•       Reviews reports of independent and internal auditors

•       Reviews and approves the scope and cost of all services (including non-audit services) provided by the independent registered public accounting firm

•       Monitors the effectiveness of the audit process and financial reporting

•       Reviews the adequacy of financial and operating controls

•       Monitors the corporate compliance program

•       Evaluates the effectiveness of the audit committee

Compensation Mr. Frederick W. Brazelton (Chairman) Mr. O. Donald Chapoton Mr. John J. Myers

•       Approves the salary and other compensation matters for the CEO

•       Reviews and recommends salaries and other compensation matters for executive officers other than the CEO

•       Administers VAALCO’s incentive compensation and equity-based plans

•       Evaluates the effectiveness of the compensation committee

•       Authority to retain a compensation consultant

Nominating and Corporate Governance Mr. O. Donald Chapoton (Chairman) Mr. Frederick W. Brazelton Mr. James B. Jennings

•       Reviews VAALCO’s corporate governance principles and practices and recommends changes as appropriate

•       Evaluates the effectiveness of the Board and its committees and recommends changes to improve Board, Board committee and individual director effectiveness

•       Assesses the size and composition of the Board

•       Recommends prospective director nominees

•       Periodically reviews and recommends changes as appropriate in the Amended and Restated Certificate of Incorporation, By-Laws and other Board-adopted governance provisions

† Audit Committee Financial Expert as determined by the Board under SEC regulations.

None of the members of our compensation committee are or have been officers or employees of VAALCO or any of its subsidiaries or had during 2013 a relationship requiring disclosure as a related party transaction.

None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of VAALCO’s executive officers serves as a member of the Board of Directors of any other company that has an executive officer serving as a member of VAALCO’s Compensation Committee.

In addition to the standing committees described above, in 2013, the Board established a Search Committee composed of the following directors: Frederick W. Brazelton (Chairman), Luigi Caflisch and John J. Myers. The purpose of the Search Committee was to assist the Nominating and Corporate Governance Committee in Chief Executive Officer succession planning and to identify additional Board candidates. The Search Committee retained a third-party search firm to assist the committee in its efforts. The Search Committee was disbanded in the fourth quarter of 2013 following the successful hiring of Mr. Guidry as our Chief Executive Officer.

Meetings and Attendance. In 2013, the Board held seven regular Board meetings and eleven Board committee meetings, which included four audit committee, three compensation committee and four nominating and governance committee meetings. The directors attended all of the Board meetings and Board committee meetings on which they served. VAALCO does not have a policy on whether directors are required to attend the Annual Meeting, although all of our directors attended the 2013 annual meeting of stockholders.

Executive sessions of independent directors are held, at a minimum, after each quarterly Board meeting. Any non-employee director can request that an executive session be scheduled. The sessions are scheduled and presided over by our lead independent director since September 2013, and prior to that were scheduled and presided over by an independent director appointed for that purpose. The independent directors also meet from time to time with the Chairman of the Board.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, we discuss our compensation objectives, our decisions and the rationale behind those decisions relating to 2013 compensation for our executive officers named in the Summary Compensation Table and who we sometimes refer to as the “named executive officers”.

In an advisory vote held in 2013, our stockholders approved our executive compensation by an advisory vote of 91% in favor. Based on this positive feedback, and to further enhance our compensation practices, as explained below, we revised our executive incentive compensation philosophy in 2014 by reducing the cash bonus component of total compensation in favor of increasing the long-term equity-based incentives component. This was done to more closely align executive incentive compensation with stockholder value creation. The revised compensation allocation was largely based on competitive data provided by our compensation consultant. Cash bonuses awarded for 2013 paid in March 2014 reflect this change in philosophy. Long-term equity-based incentives were increased with awards made in March 2014, and will be tabulated in next year’s report.

Objectives of Our Compensation Program

Our executive compensation program is intended to align the interests of our management team with those of our stockholders by motivating our executive officers to achieve strong financial and operating results for us, which we believe closely correlate to long–term stockholder value. In addition, our program is designed to achieve the following objectives:

•	attract and retain talented executive officers by providing reasonable total compensation levels competitive with that of executives holding comparable positions in similarly situated organizations;
•	provide total compensation that is justified by individual performance;
•	provide performance–based compensation that balances rewards for short–term and long–term results and is tied to both individual and our performance; and
•	encourage the long–term commitment of our executive officers to us and our stockholders’ long–term interests.

What Our Compensation Program is Designed to Reward

Our strategy is to increase reserves and production through the exploration of oil and gas properties with an emphasis on international opportunities. Our compensation program is designed to reward performance that contributes to the achievement of our business strategy on both a short-term and long-term basis. In addition, we reward qualities that we believe help achieve our strategy such as teamwork; individual performance in light of general economic and industry specific conditions; performance that supports our core values; resourcefulness; the ability to manage our existing corporate assets; the ability to explore new avenues to increase oil and gas production and reserves; level of job responsibility; and tenure with the industry.

Elements of Our Compensation Program and Why We Pay Each Element

To accomplish our objectives, our compensation program is comprised of four elements: base salary, cash bonus, long-term equity-based compensation and benefits.

We pay base salary in order to recognize each executive officer’s unique value and historical contributions to our success in light of salary norms in the industry and the general marketplace; to match competitors for executive talent; to provide executives with predictable, regularly-paid income; and to reflect an executive’s position and level of responsibility.

We include an annual cash bonus as part of our compensation program because we believe this element of compensation helps to motivate management to achieve key corporate objectives by rewarding the achievement of these objectives. The annual cash bonus also allows us to be competitive from a total remuneration standpoint.

Long-term equity-based incentive compensation is an element of our compensation policy because we believe it aligns executives’ interests with the interests of our stockholders; rewards long-term performance; is required in order for us to be competitive from a total remuneration standpoint; encourages executive retention; and gives executives the opportunity to share in our long-term performance. Historically, long-term equity-based incentive compensation has been comprised of stock option awards. Option awards are granted at exercise prices not less than the market value of our common stock on the date of the grant and are not transferable (other than to the holder’s heirs or entities for the benefit of his or her heirs). Therefore, option awards granted will have no realizable value unless our stock price appreciates in value. As part of a competitive compensation arrangement, we also provided a restricted stock award to the Chief Executive Officer upon his effective date of hire in October 2013 and intend to utilize both option awards and stock awards as components of long-term equity-based incentive compensation for all of the executive officers beginning in 2014.

We offer benefits, such as a 401(k) plan and payment of insurance premiums, in order to provide a competitive remuneration package.

How We Determine Each Element of Compensation

•

In determining the elements of compensation, we consider various measures of Company and industry performance including stockholder’s return, debt levels, revenues, cash flow, capital expenditures, reserves of oil and gas, costs and other measures discussed herein. We may from time to time retain an independent compensation consulting firm to assist the committee in evaluating the executive compensation program. For the past three years, the compensation committee retained Mercer Consulting, an independent compensation consultant, with respect to determining compensation. Mercer Consulting is independent of us and has no relationship with us other than assisting the compensation committee with executive compensation practices. The scope of Mercer Consulting’s engagement has been to provide a proposed list of peer companies that operate in a similar business to VAALCO, and analyze peer compensation data to provide the compensation committee with an assessment of the Company’s top executive positioning versus market. Specifically, Mercer Consulting’s role has been to:

•	Conduct a market analysis of the following compensation element versus proxy peers:
•	Base salary
•	Annual incentives
•	Total cash compensation (base plus annual incentives)
•	Long-term incentives (LTI)
•	Total direct compensation (total cash plus LTI)
•	Evaluate prevalence of the following compensation elements at peers
•	Annual incentive design elements (e.g. metrics, leverage)
•	Long-term incentive vehicles used and design elements
•	Outline key executive compensation trends and regulatory, legislative, and governance considerations (e.g. say on pay)
•	Summarize potential refinement opportunities
•	Preview the materials with the Compensation Committee Chair, and management as appropriate
•	Present materials to the Compensation Committee

Market Comparisons. To assist the compensation committee, an executive compensation assessment is compiled by Mercer Consulting each year and provided to VAALCO in January of the following year. The Mercer Consulting report was used by the compensation committee to help determine base salary for 2013; grants of incentive compensation and for determining bonus compensation earned in 2013, but paid in 2014.

Mercer Consulting screened companies comparable to VAALCO in size with revenues ranging from zero to $852 million. The analysis resulted in the following set of 11 peers which is the same set of peers used for the previous year:

Petroquest Energy, Inc.	Kosmos EnergyLtd.	EPL Oil & Gas Inc.
Constellation Energy Partners	Gulfport Energy Corp.	Endeavour International Corp.
Contango Oil and Gas Co.	Gran Tierra Energy Inc.	Hyperdynamics Corp.
Carrizo Oil & Gas Inc.	BPZ Resources Inc.

Five of the companies had significant non-United States operations, however, none of these companies closely match VAALCO’s West African portfolio. Although we retained a compensation consultant, and also reviewed other survey information, ultimately the compensation decisions are qualitative and not quantitative, and take into consideration the unique international nature of our operations, competitive conditions in our industry, competitive conditions for executive talent and other factors discussed below. We do not set specific benchmarks but rather use peer group information to check our compensation decisions for reasonableness.

Base Salary.    At its regularly scheduled meeting in January of each year, the compensation committee meets to review the base salaries of our executive officers.

In setting base salaries, the committee seeks to maintain stability and predictability from year to year, and usually makes percentage increases based on its view of the cost of living and competitive conditions for executive talent in the oil and gas business. The committee also considers subjective factors in setting base salary, including individual achievements, our performance, level of responsibility, experience, leadership abilities, increases or changes in duties and responsibilities and contributions to our performance.

In January 2013, utilizing cost of living data, knowledge of competitive conditions in the industry and the 2013 Report, we increased the 2013 base salaries for our four named executive officers as follows: Messrs. Scheirman and Hullinger by 4%, Mr. Gerry by 5%, and Ms. Cutrer by 11%. Mr. Guidry joined the Company as Chief Executive Officer in October 2013. His annual base salary of $500,000 was determined by negotiation between our compensation committee and Mr. Guidry.

Bonus.    Our executive officers, senior management and other non-management personnel have the potential to receive a meaningful cash bonus if annual financial and operational objectives or goals, pre-established by the compensation committee, are met.

At a meeting, usually prior to the end of the year, our Board of Directors approves the operating budget and financial forecast for the ensuing fiscal year. Based on the budget and forecast, the compensation committee sets various targets for measures such as oil and gas production levels, operating expenses, pre-tax net income and cash flows from operations. In addition, non-financial targets are established such as exploration prospects to be generated, safety goals, accounting systems implementation and environmental regulations compliance goals. During the first quarter of each year, following a preliminary determination of our financial and operating results, our compensation committee meets to establish bonus compensation for the previous year.

In determining the incentive bonuses earned, the compensation committee gives substantial weight to our achievement of the Company goals and objectives set out in our budget for the preceding year in addition to individual goals and objectives for each executive. These Company goals and objectives include, among other things, stock performance for the previous budget year, indicated return on stockholders’ investment, corporate debt levels, revenues, change in oil and gas reserves, cash flow, capital expenditures, safety performance and environmental performance. Typically, approximately 60% of the target bonus is based on corporate goals while approximately 40% of the target bonus is based on individual performance and accomplishments.

The compensation committee awarded bonuses in March of 2014 for fiscal 2013 results based upon our achievement of the following performance goals:

•	Increase hydrocarbon reserves (5% increase in reserves)
•	Drill and complete a development well in the Avouma field
•	Commence fabrication of the Etame expansion platform and SEENT platform
•	Achieve the general and administrative expense budget of $11.7 million (actual was $11.2 million)
•	Achieve safety and environmental program goals of zero lost time accidents and zero environmental incidents

Each executive officer’s individual contribution to the above goals was also taken into account.

The principal goals that were not achieved during fiscal 2013 included:

•	Achieve pre-established oil production targets for offshore Gabon and Granite Wash (1.6 million barrels actual vs. 1.7 million barrels target)
•	Achieve direct operating costs of $19.92 per barrel including three electric submersible pump replacements at Avouma/Ebouri (actual was $22.84 per barrel)
•	Develop one new focus area via acquisition or joint venture
•	Drill an exploration well in Angola and Equatorial Guinea

In addition, as noted above, after reviewing the 2014 Report, the compensation committee determined in 2014 to reduce the overall cash bonus opportunity of our executive officers while increasing their potential equity incentive compensation. Taking into account this change, as well as 2013 goals achieved and missed, and individual executive leadership performance, Mr. Gerry was awarded a cash bonus equal to approximately 57% of his base salary, Mr. Guidry was awarded a bonus equal to approximately 77% of his earned, pro-rata 2013 base salary, Mr. Scheirman was awarded a bonus equal to approximately 49% of his base salary, Mr. Hullinger was awarded a bonus equal to approximately 60% of his base salary, and Ms. Cutrer was awarded a bonus equal to approximately 57% of her base salary. The bonuses were paid in March 2014.

In addition to the bonus described above, Mr. Guidry received a negotiated $200,000 sign-on bonus after completing 30 days of service in November 2013.

Long-Term Equity-Based Incentives. The compensation committee administers our long-term incentive plans and performs functions that include selecting award recipients, determining the timing of grants and assigning the number of shares subject to each award, fixing the time and manner in which awards are exercisable, setting exercise prices and vesting and expiration dates. For compensation decisions, regarding the grant of equity compensation to executive officers, our compensation committee considers recommendations from our chief executive officer. Typically, awards vest over multiple years, but the committee maintains the discretionary authority to vest the equity grant immediately if the individual situation merits. In the event of a change of control, or upon the death, disability, retirement or termination of a grantee’s employment without good reason, all outstanding equity-based awards will immediately vest.

As noted above, beginning in 2014, based on the peer data provided by Mercer Consulting, the compensation committee has determined to increase long-term equity-based incentives as a percentage of total compensation. While historically the Company has used stock options to incentivize its senior executives, starting in 2014 and based on recommendations from Mercer Consulting, the Company intends to issue a combination of stock options and restricted stock. In March 2014, the compensation committee approved the 2014 Long Term Incentive Plan in order to ensure availability of equity incentive awards.

Except as noted above, we have no set formula for granting awards to our executives or employees. In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s previous and expected future performance, level of responsibilities, retention considerations, and the total compensation package.

In March 2013, the named executive officers of the Company received stock options as follows: Ms. Cutrer received 75,000 shares, Messrs. Scheirman and Hullinger received 100,000 shares, and Mr. Gerry received 115,900 shares.

Pursuant to Mr. Guidry’s 2013 employment agreement, Mr. Guidry received a sign-on grant of 100,000 shares of Company restricted stock. One-fifth of the restricted shares granted vest annually on the anniversary of the date of grant. He also received 600,000 stock options that vest over a five year period and have different strike prices. Please see the description of Mr. Guidry’s employment agreement under “Executive Employment Agreement with Mr. Guidry” on page 23.

In March of 2014, the named executive offices of the Company received stock options as follows: Mr. Guidry received 185,676 shares, Mr. Scheirman received 100,000 shares, Mr. Hullinger received 86,777 shares and Ms. Cutrer received 67,000 shares.

Also in March 2014, the named executives received restricted stock as follows: Mr. Guidry received 27,850 shares, Mr. Scheirman received 17,000 shares, Mr. Hullinger received 13,018 shares and Ms. Cutrer received 10,000 shares.

Benefits.    We provide company benefits or perquisites, that we believe are standard in the industry to all of our employees, including the named executive officers. These benefits consist of a group medical and dental insurance program for employees and their qualified dependents and a 401(k) employee savings and protection plan. The costs of these benefits are paid for entirely by the company. Throughout 2013, we made matching contributions of up to 6% of each participant’s salary, plus a 1% contribution at the end of the year 2013. The Company pays all administrative costs to maintain the plan. We do not provide employee life insurance amounts surpassing the Internal Revenue Service maximum.

How Elements of Our Compensation Program are Related to Each Other

We view the various components of compensation as related but distinct and emphasize “pay for performance” with a significant portion of total compensation reflecting a risk aspect tied to long- and short-term financial and strategic goals. In 2014, based on the report of our compensation consultant and the compensation practices of our peers, we decided to proportionately reduce potential cash bonus compensation for our executives while increasing potential equity-based incentive compensation. We believe this shift will still provide a competitive, attractive cash bonus opportunity for our executives while also more closely aligning their interests with those of our stockholders. Other than as noted above, our compensation committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

Assessment of Risk

The compensation committee is aware of the need to take risk into account when making compensation decisions. By design, our compensation program for executive officers is designed to avoid excessive risk taking. In particular, incentive awards are not locked in to specific metrics, but rather, after review of performance relative to these metrics, the compensation committee determines final incentive awards in their discretion.

Accounting and Tax Considerations

We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the service provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. We have no employees with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit. However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interest of the stockholders, after taking into consideration changing business conditions or the executive’s individual performance and/or changes in specific job duties and responsibilities.

All equity awards to our employees, including executive officers, and to our directors have been granted and reflected in our consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the grant date in accordance with ASC Topic 718.

Termination of Employment Arrangements

Other than our employment agreement with Mr. Guidry and our consulting agreement with Mr. Gerry, we have no employment or consulting contracts with any person that requires more than 30 days notice of termination. There are no employment termination arrangements other than we will pay the cost to relocate our expatriate employees working overseas back to their home base along with their personal effects in the event of termination.

Stock Ownership Policy

Currently we do not have a stock ownership policy that applies to our directors and executive officers.

Recoupment Policy

We currently do not have a recovery policy applicable to annual incentive bonuses or equity awards other than those required under Sarbanes-Oxley legislation. The Compensation Committee will continue to evaluate the need to adopt such a policy.

Compensation Committee Report

The Compensation Committee of VAALCO has reviewed and discussed with management the Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K.

Frederick W. Brazelton

Mr. O. Donaldson Chapoton

Mr. John J. Myers

2013 Summary Compensation Table

The following sets forth the annual compensation elements of VAALCO’s named executive officers for the three years ended December 31, 2013, December 31, 2012 and December 31, 2011.

Name and Principal Position	Year	Salary ($)		Bonus (1) ($)	Option and Stock Awards ($) (2)	All Other Compensation (3)	Total ($)
R.L. Gerry, Chairman and Chairman of the Board	2013	$596,703		$342,197	$290,731	$262,126	$1,491,756
	2012	$568,289		$483,045	$278,211	$730,092	$2,059,637
	2011	$541,227		$432,981	$445,228	$—	$1,419,436
S.P. Guidry, Chief Executive Officer	2013	$100,641	*	$277,479	$1,766,164	$—	$2,144,284
	2012	$—		$—	$—	$—	$—
	2011	$—		$—	$—	$—	$—
W.R. Scheirman, President and Chief Operating Officer	2013	$486,722		$237,000	$250,731	$144,724	$1,119,177
	2012	$468,002		$374,401	$240,044	$927,559	$2,010,007
	2011	$445,716		$334,287	$366,695	$16,157	$1,162,856
G.R. Hullinger, Chief Financial Officer	2013	$333,829		$200,000	$250,731	$20,519	$805,079
	2012	$320,989		$256,791	$240,044	$125,372	$943,197
	2011	$305,704		$244,563	$204,726	$12,916	$767,909
G.M. Cutrer, Executive Vice President	2013	$300,132		$170,000	$188,048	$57,098	$715,278
	2012	$271,122		$216,898	$180,033	$1,200,977	$1,869,031
	2011	$258,211		$193,658	$204,726	$9,898	$666,493

*	Mr. Guidry joined the Company in October 2013 and his base annual salary as agreed upon in his employment agreement is $500,000.

(1)	Bonuses for 2013 were determined and paid in March 2014. Mr. Guidry also received a $200,000 sign-on bonus after completing 30 days of service in November 2013. Bonuses for 2012 were determined and paid in March 2013. Bonuses for 2011 were determined and paid in March 2012.

(2)	Reflects option and stock awards made during each calendar year. The grant date fair value was determined under ASC Topic 718 for financial reporting purposes. For a discussion of the determination of fair value under this Topic for the 2013 grants, see Note 3, “Stock Based Compensation” to VAALCO’s Consolidated Financial Statements contained in VAALCO’s Annual Report on Form 10-K for the year ended December 31, 2013. The actual value that can be realized from the exercise of stock options, if any, depends on the increase of VAALCO’s stock price above the exercise price between the vesting date and the exercise date. With the exception of Mr. Guidry’s awards, one-third of the options vested on the grant date and then one-third annually thereafter. The options expire 5 years after grant date. Mr. Guidry’s awards begin to vest in a four year period starting with the first one-fifth vesting on his one year anniversary with the Company.

(3)	For a breakdown of the individual items comprising All Other Compensations amounts, refer to the table below.

Name and Principal Position	Year	Vacation Payout ($)	401(k) Match ($)	Retirement Payout ($)	Options Exercised ($)	Total All Other Compensation ($)
R.L. Gerry, Chairman and Chairman of the Board	2013	$—	$—	$—	$262,126	$262,126
	2012	$—	$—	$730,092	$—	$730,092
	2011	$—	$—	$—	$—	$—
W.R. Scheirman, President and Chief Operating Officer	2013	$—	$19,098	$—	$125,625	$144,723
	2012	$59,501	$18,180	$849,879	$—	$927,559
	2011	$—	$16,157	$—	$—	$16,157
G.R. Hullinger, Chief Financial Officer	2013	$—	$17,850	$—	$2,669	$20,519
	2012	$—	$12,803	$112,569	$—	$125,372
	2011	$—	$12,916	$—	$—	$12,916
G.M. Cutrer, Executive Vice President	2013	$—	$17,557	$—	$39,541	$57,098
	2012	$95,702	$12,413	$610,025	$482,837	$1,200,977
	2011	$—	$9,898	$—	$—	$9,898

Grants of Plan-Based Awards during 2013

The following table presents grants of equity awards during the fiscal year ending December 31, 2013:

Name of Executive	Grant Date	All Other Option and Stock Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Full Grant Date Fair Value
R.L. Gerry, Chairman	3/5/2013	115,900 (1)	$7.75	$290,597
S. P. Guidry, CEO	10/21/2013	100,000 (2)	$5.89	$589,000
	10/21/2013	200,000 (1)	$5.89	$467,871
	10/21/2013	200,000 (1)	$7.50	$384,457
	10/21/2013	200,000 (1)	$9.00	$324,836
W.R. Scheirman, President and Chief Operating Officer	3/5/2013	100,000 (1)	$7.75	$250,731
G.R. Hullinger, Chief Financial Officer	3/5/2013	100,000 (1)	$7.75	$250,731
G.M. Cutrer, Executive Vice President	3/5/2013	75,000 (1)	$7.75	$188,048

(1)	Stock options granted

(2)	Restricted stock awards granted

The Company currently maintains four common stock-based incentive plans for its officers, directors and employees: the 2001 Stock Incentive Plan, the 2003 Stock Incentive Plan, the 2007 Stock Incentive Plan, and the 2012 Incentive Plan. For additional information on our existing plans, please read the discussion under “Securities Authorized for Issuance under Current Equity Compensation Plans” starting on page 36. If the VAALCO Energy 2014 Long Term Incentive Plan is approved by stockholders, no additional awards will be made under these plans. If any options or restricted stock awards terminate prior to vesting and become eligible for re-grant under any of those terminated plans, the determination of whether the shares are available to be re-granted will be made under the terms of the VAALCO Energy 2014 Long Term Incentive Plan. See “Item 2 –Approval and Ratification of the VAALCO Energy, Inc. 2014 Long Term Incentive Plan – Number of Shares.”

Outstanding Equity Awards at 2013 Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units or Stock That Have Not Vested (#) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
R. L. Gerry	252,500	—		—	4.28	3/3/2015	—	—	—	—
	217,475	—		—	6.97	3/18/2016	—	—	—	—
	77,266	38,634	(1)	—	8.81	3/16/2017	—	—	—	—
	38,633	77,267	(2)	—	7.75	3/5/2018	—	—	—	—
S. P. Guidry	—	200,000		—	5.89	10/21/2018	—	—	100,000	689,000
	—	200,000	(1)	—	7.50	10/21/2018	—	—	—	—
	—	200,000	(2)	—	9.00	10/21/2018	—	—	—	—
W. R. Scheirman	208,500	—		—	4.28	3/3/2015	—	—	—	—
	179,115	—		—	6.97	3/18/2016	—	—	—	—
	66,666	33,334	(1)	—	8.81	3/16/2017	—	—	—	—
	33,333	66,667	(2)	—	7.75	3/5/2018	—	—	—	—
G. R. Hullinger	113,500	—		—	4.28	3/3/2015	—	—	—	—
	100,000	—		—	6.97	3/18/2016	—	—	—	—
	66,666	33,334	(1)	—	8.81	3/16/2017	—	—	—	—
	33,333	66,667	(2)	—	7.75	3/5/2018	—	—	—	—
G. M. Cutrer	113,500	—		—	4.28	3/3/2015	—	—	—	—
	100,000	—		—	6.97	3/18/2016	—	—	—	—
	50,000	25,000	(1)	—	8.81	3/16/2017	—	—	—	—
	25,000	50,000	(2)	—	7.75	3/5/2018	—	—	—	—

(1)	Stock options vested on March 16, 2014

(2)	Stock options vest at the rate of 50 percent per period, with the vesting dates of March 5, 2014 and March 5, 2015

(3)	Reflects time-vested restricted stock shares awarded. The shares vest evenly over a three year period with the first one third vesting at the grant date of March 5, 2014. Mr. Guidry’s 100,000 shares at the price of $5.89 were given to him at the time of his hire and vest evenly over a five year period with the first one fifth vesting on October 21, 2014. The market price of these shares at December 31, 2013 was $6.89

Option Exercises and Stock Vested During the Fiscal Year Ended December 31, 2013

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
R. L. Gerry	378,600	382,386	(1)	—	—
S. P Guidry	—	—		—	—
W. R. Scheirman	162,400	212,744	(2)	—	—
G. R. Hullinger	10,000	4,200	(3)	—	—
G. M. Cutrer	51,500	63,142	(4)	—	—

(1)	Mr. Gerry’s value realized on options exercised is the result of exercising 378,600 shares of stock at an average market price of $5.25, with a strike price of $4.24 per share

(2)	Mr. Scheirman’s value realized on options exercised is the result of exercising 162,400 shares of stock at an average market price of $5.55, with a strike price of $4.24 per share

(3)	Mr. Hullinger’s value realized on options exercised is the result of exercising 10,000 shares of stock at an average market price of $5.66, with a strike price of $5.24 per share

(4)	Mr. Cutrer’s value realized on options exercised is the result of exercising 20,500 shares of stock at an average market price of $5.71, with a strike price of $4.24 per share; and 21,000 shares of stock at an average market price of $5.61, with a strike price of $4.24 per share

Executive Employment Agreement with Mr. Guidry

In 2013, we entered into an Executive Employment Agreement with Mr. Guidry as our Chief Executive Officer. The initial term of the Agreement is until December 31, 2015, and is subject to one year automatic extensions unless terminated by either party. The Agreement provides for an annual base salary of $500,000 with the opportunity to receive an annual bonus of up to 100% of base salary, as determined by the Compensation Committee based on performance goals established by the Committee. Under the Agreement, Mr. Guidry was paid a sign on bonus of $200,000, and was awarded 100,000 restricted shares of our common stock and options to purchase 600,000 shares of our common stock. The exercise price of 200,000 of the options was at the market price on the date of grant ($5.89 per share), 200,000 options have an exercise price of $7.50 per share and the remaining 200,000 shares have an exercise price of $9.00 per share. The options have a five year term. The restricted stock and options vest over the first through fourth anniversary of the grant, provided that the restricted stock and options automatically fully vest upon a change of control.

The Agreement provides for a severance payment if Mr. Guidry’s employment is terminated by us other than for “cause”, or is terminated because of his death or disability, or is terminated by Mr. Guidry for “good reason.” The severance payment is the sum of his base salary plus the highest annual bonus received during the two years prior to termination or the bonus due him for the year in which termination of employment occurs. Cause is generally defined as the following with respect to Mr. Guidry: the conviction of a crime involving moral turpitude or a felony; the commission of a material act of fraud upon the VAALCO, or any customer or supplier; the misappropriation of any funds or property of VAALCO, or any customer or supplier; the willful and continued failure to perform the material duties assigned to him that is not cured to the reasonable satisfaction of VAALCO; the engagement in any direct and material conflict of interest with VAALCO; or the engagement in any material activity which competes with VAALCO’s business or which would result in a material injury to the business, reputation or goodwill of VAALCO.

“Good Reason” is defined as the occurrence of any one or more of the following events:

•

The assignment of any duties that are materially inconsistent with Mr. Guidry’s executive position, which in this definition includes status, reporting relationship to the Board of Directors, office, title, scope of responsibility over corporate level staff or operations functions, or responsibilities as an officer of VAALCO, or any other material diminution in Mr. Guidry’s position, authority, duties, or responsibilities, other than an isolated and inadvertent action not taken in bad faith that is remedied within thirty business days; or

•	VAALCO requires Mr. Guidry to be based at any office or location that is farther than 40 miles from VAALCO’s principal office location in Houston, Texas; or
•	Any failure by VAALCO to obtain an assumption of the employment agreement by any successor to VAALCO, or any action or inaction that constitutes a material breach by VAALCO of the agreement.

The definition of good reason includes provisions for cure by VAALCO, and notice by Mr. Guidry.

Consulting Agreement with Mr. Gerry

Following the Annual Meeting, in connection with his retirement, we expect that Mr. Gerry will enter into a severance and consulting agreement with VAALCO. Under the agreement, Mr. Gerry will agree to serve as a consultant to the Chief Executive Officer and the Board during the term of the agreement, and in such capacity he will agree, if requested by the Chief Executive Officer or Board,

•	To advise and assist with respect to any aspect of VAALCO’s business and
•	To provide other advise to VAALCO and offer assistance on other matters reasonably requested from time to time by the Chief Executive Officer or Board, including attending Board meetings.

Under the Agreement, Mr. Gerry will be paid a severance payment of $300,000 and a consulting fee of $100,000. The severance payment and consulting fee are payable in equal monthly installments from the date of his retirement until December 31, 2015, which is the term of the agreement. Mr. Gerry will also be entitled to reimbursement for expenses incurred in providing the consulting services in accordance with the terms of the agreement. In addition, all option awards held by Mr. Gerry under any of VAALCO’s incentive plans will be amended to provide that the expiration date of the option is the earlier of the expiration date of the option as provided in the award (without taking into effect any provision providing for early termination upon retirement) and December 31, 2015. VAALCO will also reimburse Mr. Gerry for supplemental Medicare insurance up to the amount that would otherwise have been paid in connection with COBRA for health insurance premiums for a period of 18 months, and the Company will provide Mr. Gerry with an office. VAALCO and Mr. Gerry may extend the term of the consulting agreement by mutual consent. The agreement provides for releases and other covenants customary in severance and consulting agreements for executive officers.

Pension Benefits Table

We do not have a qualified pension plan.

Nonqualified Deferred Compensation

We do not contribute to any nonqualified deferred compensation benefits.

Potential Payments Upon Termination or Change-in-Control

The following sets forth the incremental compensation that would be payable by us to each of our executive officers in the event of the executive officer’s termination of employment with us under various scenarios, which we refer to as “termination events,” including the executive officer’s voluntary resignation, involuntary termination for “cause,” involuntary termination without “cause,” termination by the executive for “good reason,” termination in connection with a “change in control,” termination in the event of “disability,” termination in the event of death, and termination in the event of retirement, where each of these defined terms has the meaning ascribed to it in the respective executive’s employment agreement. In accordance with applicable SEC rules, the following discussion assumes:

•	that the termination event in question occurred on December 31, 2013, the last business day of 2013; and
•	with respect to calculations based on our stock price, we used $6.89, which was the reported closing price of our common stock on December 31, 2013.

The analysis contained in this section does not consider or include payments made to an executive officer with respect to contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation, in favor of our executive officers and that are available generally to all salaried employees, such as our 401(k) plan. The actual amounts that would be paid upon an executive officer’s termination of employment can only be determined at the time of such executive officer’s termination. Due to the number of factors that affect the nature and amount of any compensation or benefits provided upon the termination events, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, our stock price at such time and the executive officer’s age and service.

Other than Mr. Guidry, none of our executive officers are party to an employment agreement with us. Each of our executive officers is a party to equity award agreements relating to options granted under our incentive plans. These award agreements may provide that an executive officer is entitled to acceleration of outstanding equity grants in the event of a termination event.

The table below indicates the amount of compensation payable by us to our executive officers including: cash severance, and accelerated stock option award vesting, upon different termination events. No amounts are payable in the form of cash bonuses, or continuation of employee benefits such as health coverage. In 2014, the compensation committee plans to consider alternative metrics for calculating payments associated with the different termination events.

Name of Executive Officer and Type of Compensation	Voluntary Resignation ($)	Involuntary Termination For Cause ($)	Involuntary Termination without Cause or for Good Reason ($)	Termination in Connection with Change in Control ($)	Termination in the Event of Disability ($)	Termination in the Event of Death ($)	Termination in the Event of Retirement ($)
R. L. Gerry
Cash Severance	—	—	—	445,105	445,105	445,105	—
Accelerated Stock Option Award Vesting (1)	—	—	—	12,363	12,363	12,363	12,363

Total	—	—	—	457,468	457,468	457,468	12,363

S. P. Guidry
Cash Severance	—	—	577,479	577,479	577,479	577,479	—
Accelerated Stock Option Award Vesting (1)	—	—	—	486,000	486,000	486,000	—

Total	—	—	577,479	1,063,479	1,063,479	1,063,479	—

W. R. Scheirman
Cash Severance	—	—	—	932,885	932,885	932,885	—
Accelerated Stock Option Award Vesting (1)	—	—	—	10,667	10,667	10,667	10,667

Total	—	—	—	943,551	943,551	943,551	10,667

G. R. Hullinger
Cash Severance	—	—	—	139,095	139,095	139,095	—
Accelerated Stock Option Award Vesting (1)	—	—	—	10,667	10,667	10,667	10,667

Total	—	—	—	149,762	149,762	149,762	10,667

G. M. Cutrer
Cash Severance	—	—	—	700,308	700,308	700,308	—
Accelerated Stock Option Award Vesting (1)	—	—	—	8,000	8,000	8,000	8,000

Total	—	—	—	708,308	708,308	708,308	8,000

(1)	Amounts include the aggregate proportionate fair value for stock option grants made in 2012 and 2013 which were not vested at December 31, 2013 that would have been recognized as compensation costs for financial reporting purpose for the fiscal year ended December 31, 2013. With the exception of Mr. Guidry’s stock option grants, all other non-vested options have no intrinsic value as they were granted at a price higher than the stock price at the close of December 31, 2013.

DIRECTOR COMPENSATION

Our compensation for non-employee directors is designed to be competitive with our peer group (independent energy companies), link rewards to business results and stockholder returns and facilitate increased ownership of our stock. We do not have a retirement plan for non-employee directors. Our executive officers are not paid additional compensation for their services as directors.

The Nominating and Corporate Governance Committee is responsible for evaluating and recommending to the independent members of the Board the compensation for non-employee directors, and the independent members of the Board set the compensation. For its Board members, the Company will now issue restricted stock as opposed to stock options. We believe this change better aligns the interests of our Board with shareholders.

Non-employee directors were compensated in 2013 for service on the Board of Directors or any committee thereof as follows:

•	$45,000 retainer per annum payable in four quarterly installments;
•	$10,000 retainer per annum for audit committee chairman payable in four quarterly installments;
•	$10,000 retainer per annum for compensation committee chairman payable in four quarterly installments;
•	$ 5,000 retainer per annum for chairman of any other committee payable in four quarterly installments; and
•	$ 2,000 for each Board meeting attended;
•	$ 1,000 for each committee meeting attended.

2013 Non-Employee Director Compensation.    Amounts shown for each director vary due to service as a committee chairperson for all or a portion of the year.

Name:	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	All Other Compensation	Total
Frederick W. Brazelton	$79,000	$—	$149,096	$—	$228,096
O. Donald Chapoton	$72,000	$—	$112,829	$—	$184,829
James B. Jennings	$38,250	$—	$181,337	$—	$219,587
John J. Myers	$65,000	$—	$112,829	$—	$177,829
Robert H. Allen	$33,500	$—	$112,829	$—	$146,329
Luigi P. Caflisch	$81,000	$—	$112,829	$—	$193,829

(1)	Reflects option awards made during 2013. The grant date fair value was determined under ASC Topic 718 for financial reporting purposes. For a discussion of the determination of fair value under this Topic for the 2013 grants, see Note 3, “Stock Based Compensation” to VAALCO’s Consolidated Financial Statements contained in VAALCO’s Annual Report on Form 10-K for the year ended December 31, 2013. The actual value that can be realized, if any, depends on the increase of VAALCO’s stock price above the exercise price between the vesting date and the exercise date. Options are fully vested on the grant date and expire five years after grant date.

INFORMATION ON STOCK OWNERSHIP

The following table shows the ownership interest in VAALCO stock as of the record date for (i) all those known to us to be holders of more than five percent of our outstanding stock; (ii) each director and each of our named executive officers and (iii) all directors and all executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding (1)

Directors & Officers

Robert L. Gerry, III	3,518,565	(2)	6.2%
Steve P. Guidry	947,126	(3)	1.7%
W. Russell Scheirman	805,279	(4)	1.4%
Gregory R, Hullinger	513,296	(5)	*
Gayla M. Cutrer	463,367	(6)	*
Frederick W. Brazelton	162,900	(7)	*
O. Donald Chapoton	192,900	(8)	*
James B. Jennings	107,900	(9)	*
John J. Myers	272,900	(10)	*
Robert H. Allen	30,000	(11)	*
Luigi P. Caflisch	75,000	(12)	*
Common Stock owned by all Directors and Executive Officers as a group (11 persons)	7,089,233		12.5%

5% Stockholders:

BlackRock, Inc.	4,160,483	(13)	7.3%
Renaissance Technologies, LLC	2,928,400	(14)	5.2%

* Less than 1%

(1)	As of April 7, 2014 there were 56,850,341 shares outstanding.
(2)	Includes 643,825 shares that may be acquired subject to options exercisable within 60 days, of which 252,500 are exercisable at $4.28 per share, 217,475 are exercisable at $6.97 per share, 77,267 are exercisable at $7.75 per share and 96,583 are exercisable at $8.81 per share. Also includes 750,000 shares held in a trust of which Mr. Gerry is a trustee and beneficiary.
(3)	Includes 61,892 shares that may be acquired subject to options exercisable within 60 days at $6.89 per share.
(4)	Includes 570,948 shares that may be acquired subject to options exercisable within 60 days, of which 208,500 are exercisable at $4.28 per share, 179,115 are exercisable at $6.97 per share, 66,667 are exercisable at $7.75 per share, 83,333 are exercisable at $8.81 per share and 33,333 are exercisable at $6.98 per share.
(5)	Includes 392,426 shares that may be acquired subject to options exercisable within 60 days, of which 113,500 are exercisable at $4.28 per share, 100,000 are exercisable at $6.97 per share, 66,667 are exercisable at $7.75 per share, 83,333 are exercisable at $8.81 per share and 28,926 are exercisable at $6.98 per share.
(6)	Includes 348,333 shares that may be acquired subject to options exercisable within 60 days, of which 113,500are exercisable at $4.28 per share, 100,000 are exercisable at $6.97 per share, 50,000 are exercisable at $7.75 per share, 62,500 are exercisable at $8.81 per share and 22,333 are exercisable at $6.98 per share.
(7)	Includes 95,000 shares that may be acquired subject to options exercisable within 60 days, of which 20,000 are exercisable at $6.06 per share, 45,000 are exercisable at $7.75 per share, and 30,000 are exercisable at $8.81 per share.

(8)	Includes 165,000 shares that may be acquired subject to options exercisable within 60 days, of which 60,000 are exercisable at $4.28, 30,000 are exercisable at $6.97, 45,000 are exercisable at $7.75 and 30,000 are exercisable at $8.81 per share.
(9)	Includes 100,000 shares that may be acquired subject to options exercisable within 60 days, at $6.06 per share.
(10)	Includes 205,000 shares that may be acquired subject to options exercisable within 60 days, of which 100,000 are exercisable at $4.28, 30,000 are exercisable at $6.97, 45,000 are exercisable at $7.75 and 30,000 are exercisable at $8.81 per share.
(11)	Includes 30,000 shares that may be acquired subject to options exercisable within 60 days, at $8.81per share
(12)	Includes 75,000 shares that may be acquired subject to options exercisable within 60 days, of which 45,000 are exercisable at $7.75 per share, and 30,000 are exercisable at $8.81 per share.
(13)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 31, 2014, by BlackRock, Inc., BlackRock, Inc. has sole voting power over 4,160,483 of the shares shown, sole dispositive power over 4,160,483 of the shares shown and shared dispositive power over 0 of the shares shown. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.
(14)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2014, by Renaissance Technologies LLC (“RTC”), RTC has sole voting power over 2,811,100 of the shares shown, sole dispositive power over 2,928,400 of the shares shown and shared dispositive power over 0 of the shares shown. The address of Renaissance Technologies LLC is 800 Third Avenue, New York, New York 10022.

RELATED PARTY TRANSACTIONS

Review and Approval of Related Person Transactions.    It is VAALCO’s policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with VAALCO’s business interest. This policy is included in our Code of Conduct. Each director and executive officer is instructed to always inform the Chairman and Corporate Secretary when confronted with any situation that may be perceived as a conflict of interest. In addition, at least annually, each director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest. The Nominating and Corporate Governance Committee reviews all relevant information, including the amount of all business transactions involving VAALCO and the entity with which the director is associated, and makes recommendations, as appropriate, to the Board.

As required under SEC rules, related party transactions that are determined to be directly or indirectly material to a related person where the amount involved exceeds $120,000 are required to be disclosed in this proxy statement. We are not aware of any related party transactions during 2013. In addition, the Nominating and Corporate Governance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the Committee considers:

•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including, without limitation, the amount and type of transaction;
•	the importance of the transaction to the related person;
•	the importance of the transaction to the company;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and
•	any other matters the committee deems appropriate.

Any member of the Nominating and Corporate Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote for approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

Audit Committee Report

On behalf of the Board of Directors, the audit committee oversees VAALCO’s financial reporting process and its internal control over financial reporting, areas for which management has the primary responsibility. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of VAALCO’s audited financial statements with accounting principles generally accepted in the United States and for issuing its report on VAALCO’s internal control over financial reporting.

In this context, the audit committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements and the quarterly unaudited financial statements, and matters relating to VAALCO’s internal control over financial reporting.

Among other items, the audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board. The audit committee has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed with them their independence from the company and its management. In addition, the committee has received written materials addressing Deloitte & Touche LLP’s internal quality control procedures and other matters as required by the NYSE listing standards.

Further, the audit committee has pre-approved all audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm to VAALCO and the related fees for such services, and has concluded that such services are compatible with the auditors’ independence.

Relying on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors, and the Board approved, that the audited financial statements and management’s assertion on internal control over financial reporting be included in VAALCO’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the U.S. Securities and Exchange Commission. The audit committee has also selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the company and its subsidiaries for 2014. The Board of Directors has concurred on that selection and has presented the matter to the stockholders of VAALCO for ratification.

John J. Myers (Chairman)

Frederick W. Brazelton

O. Donaldson Chapoton

James B. Jennings

PROPOSAL NO. 2 – APPROVAL AND RATIFICATION OF THE VAALCO ENERGY, INC.

2014 LONG TERM INCENTIVE PLAN

Background Information

The following table, as of March 31, 2014, provides the outstanding stock option information and remaining shares available for future issuance under all plans:

Options Outstanding	5,915,183
Full-Value Awards Outstanding	199,468
Shares Available for Grant	320,707
Weighted Average Exercise Price of Outstanding Options	$6.95
Weighted Average Remaining Term of Outstanding Options	3.0 years

General

At a meeting held on March 4, 2014, the Compensation Committee of the Board of Directors of the Company adopted the VAALCO Energy 2014 Long Term Incentive Plan (the “Plan”), subject to the approval of the stockholders of the Company. At the 2014 Annual Meeting, stockholders will be asked to approve and ratify the adoption of the Plan. The Board of Directors believes that the approval of the Plan is in the best interests of the Company and its stockholders. The Plan will authorize the Compensation Committee of the Board of Directors to grant incentive awards at any time following the effective date of the Plan. Accordingly, stockholder approval of the Plan will constitute approval of all awards made under the Plan without further approval from the stockholders, except as may be required by the Plan.

The following is a summary of the principal features of the Plan and its operation. Fr additional details regarding the Plan, you should refer to the full text of the Plan, a copy of which is attached to this proxy statement as Exhibit A.

Number of Shares.    The Plan provides for a total of 4,600,000 shares. Shares that are forfeited or terminated, expire unexercised, are settled in cash or in a manner that all or some shares covered by an award are not issued, will again be available for incentive awards under the Plan. The number of shares that may be issued upon exercise of incentive stock options (as described in the Plan and Section 422 of the Internal Revenue Code) is 4,600,000.

Subject to adjustment, (a) any incentive award that is not a Full-Value Award (defined below) counts against the share reserve under the Plan as one share for each share of common stock subject to such an incentive award, and (b) any incentive award that is a Full-Value Award counts against such share reserve as 2.0 shares for each share of common stock subject to the incentive award. To the extent that a share described in clause (a) of the preceding sentence is returned to the Plan, the share reserve under the Plan will be credited with one Share. To the extent that a share described in clause (b) is returned to the Plan, the share reserve will be credited with 2.0 Shares.

Types of Awards and Full Value Awards.    Stock options, stock appreciation rights, restricted stock awards, restricted stock units, and other stock based awards are available for incentive awards granted under the Plan. Stock options and stock appreciation rights are not Full-Value Awards, while the other types of awards are generally Full-Value Awards.

Administration.    The Plan is administered by the Compensation Committee which has the power to select the persons eligible to receive incentive awards, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards. To the extent permitted by the Plan and applicable law, the Committee may delegate its authority to officers or other employees of the Company.

Eligibility.    Any employee or independent director of the Company is eligible to participate in the Plan. Non-employee directors are also eligible to participate. Incentive stock options may be granted only to employees. No employee who holds more than 10% of the voting power of the Company shall be eligible for the grant of an incentive stock option unless the exercise price is at least 110% the fair market value on the date of grant and the option is not exercisable after five years from the date of grant.

Award Agreements and Term.    Awards under the Plan will be authorized by the Committee and evidenced by an award agreement. No incentive stock options may be exercisable for more than 5 years from the date of grant. In no event may an incentive stock option be granted after the expiration of 10 years from the effective date of the Plan.

Stock Options.    The Committee is authorized to grant non-statutory stock options to employees, consultants and outside directors and incentive stock options to employees. The aggregate fair market value of the common shares with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000. The exercise price must be at least equal to the fair market value of the Company’s common shares on the date of grant, or, in the case of incentive stock options granted to an employee who owns or is deemed to own more than 10% of the Company’s common shares, 110% of the fair market value of the Company’s common shares on the grant date. The total exercise price for common shares acquired on exercise of a stock option may (a) be paid in cash, or, (b) if approved by the Committee, (i) by the withholding of shares that would otherwise be issuable upon exercise or (ii) by the tender of previously acquired shares which are equal in value to the exercise price of the stock option, or (c) by a combination of any of these three methods. Each stock option shall have a term of not more than five years from the date of grant. Vesting may be subject to performance criteria as specified in the award agreement (see below for a description of applicable performance criteria).

Stock Appreciation Rights (“SARs”).    The grant of a SAR provides the holder with the right to receive a “spread” equal to the excess of the fair market value of a specified number of common shares on the date the SAR is exercised over a SAR price specified in the applicable award agreement. The spread is paid in cash or shares, or in a combination of both as provided in the award agreement. The SAR price specified in an award agreement must be equal to the fair market value of the Company’s common shares on the grant date of the SAR. The term of each SAR is determined by the Committee subject to a limit of five years from the date of grant, as set forth in the award agreement.

Restricted Stock.    The award agreement for restricted stock will specify the time or times within which such award may be subject to forfeiture and any performance goals which must be met in order to remove any restrictions on the award. Except for the limitations on transfer or other limitations as set forth in the award agreement, holders of restricted stock have all of the rights of a shareholder of the Company, including, if provided in the award agreement, the right to vote the shares and to receive any dividends thereon.

Restricted Stock Units.    Restricted stock units may be granted to participants in such number, and upon such terms as determined by the Committee and specified in the award agreement. A grant of restricted stock units will not represent the grant of common shares but will represent a promise to deliver a corresponding number of shares based upon the completion of service, performance conditions, or such other terms and conditions as specified in the award agreement. A participant will have no voting rights with respect to any restricted stock units or to the shares corresponding to such restricted stock units before vesting.

Other Stock-Based Awards.    The Committee may grant other stock-based awards in amounts and subject to such terms and conditions as the Committee determines. Such awards may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares. Payment, if any, with respect to cash-based awards and other stock-based award will be made in accordance with the terms of the award agreement, in cash, in shares, or a combination of both, as determined by the Committee and set out in the award agreement. The Committee may also specify any performance criteria for vesting and payment.

Performance Criteria.    As determined by the Committee at the time of grant, a performance-based award may be subject to performance objectives within the meaning of Section 162(m) of the Internal Revenue Code. These criteria are:

(a)	profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b)	profit-related return ratios;

(c)	return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d)	cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e)	earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f)	net sales growth (measured either in dollars, in volumes of hydrocarbon production, or other objective and specific criteria);

(g)	net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h)	gross, operating or net profit margins;

(i)	productivity ratios;

(j)	share price (including, but not limited to, growth measures and total shareholder return);

(k)	turnover of assets, capital, or inventory (including, without limitation, reserve additions or revisions, and economic value added from reserves);

(l)	expense targets (including, without limitation, reserve replacement costs and finding and development costs);

(m)	margins;

(n)	measures of health, safety or environment;

(o)	operating efficiency (including, without limitation, project completion time, budget goals, operational downtime, rig utilization, and similar matters);

(p)	customer service or satisfaction;

(q)	market share;

(r)	credit quality;

(s)	debt ratios (e.g., debt to equity and debt to total capital); and

(t)	working capital targets.

Under Section 162(m) of the Internal Revenue Code, the general performance criteria must be approved in advance by shareholders every five years. A performance-based award may provide for adjustment for a specified event such as asset write-downs or impairment charges, litigation, changes in tax laws or accounting principles, accruals and charges for reorganization and restructuring programs, acquisition or divestitures, foreign exchange gains and losses, and extraordinary nonrecurring items. The Compensation Committee has no discretion to increase the amount payable under an outstanding performance-based award subject to Section 162(m), but the Committee does retain negative discretion to reduce an award.

Termination of Employment, Death, Disability and Retirement.    Unless otherwise provided in an award agreement, upon the termination of a participant’s employment, the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions in an award agreement, the period during which a vested stock option or other vested incentive award may be exercised following termination of the participant’s employment are:

(a)	If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for Cause (as defined in the Plan), the vested portion of such award is exercisable until the earlier of (1) the expiration date set forth in the applicable award agreement or (2) 120 days after the date of termination (three months in the case of incentive stock options).

(b)	In the event of the termination of participant’s employment for Cause, all awards immediately expire.

(c)	Upon a participant’s retirement, any vested award will expire on the earlier of (1) the expiration date set forth in the award agreement for such award or (2) six months after the date of retirement (three months in the case of incentive stock options).

(d)	Upon the death or disability of a participant, any vested award will expire on the earlier of (1) the expiration date set forth in the award agreement or (2) the one year anniversary date of the participant’s termination of employment due to death or disability.

Change in Control.    Unless provided otherwise in the applicable award agreement, in the event of a change in control of the Company, (a) all stock options and SARs will become 100% vested and all restrictions and conditions of any restricted stock awards, restricted stock units and any other stock-based awards shall be deemed satisfied and the restricted period shall be deemed to have expired, and (b) all performance-based awards shall become fully vested. Awards shall be payable as of the day immediately preceding the date of the change in control event.

A “change in control” of the Company generally means the occurrence of any one or more of the following events:

•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of the Company’s common shares or combined voting power;
•

Individuals who constitute the Board of Directors of the Company as of the effective date of the Plan, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors; or

•	the consolidation, merger or the sale or other disposition of at least 50% of the assets of the Company or the adoption of any plan or proposal for the liquidation of the Company.

Federal Income Tax Consequences.    The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences associated with the grant of incentive awards under the Plan. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This summary is based upon provisions of the Internal Revenue Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Internal Revenue Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis). The federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Also, this information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. Participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan.

Stock Options, SARs, Restricted Stock Unit Awards, and Other Stock-Based Awards.    A participant generally is not required to recognize income on the grant of a stock option, SAR, restricted stock unit award, or other stock-based award. Instead, ordinary income generally is required to be recognized on the date the option or SAR is exercised (but see ISO discussion below), or in the case of restricted stock unit awards or other stock-based awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the award when the award vests. In general, the amount of ordinary income required to be recognized is: (a) in the case of an option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price; (b) in the case of a SAR, the fair market value of any shares or cash received upon exercise; and (c) in the case of restricted stock unit awards or other stock-based awards, the amount of cash and/or the then fair market value of any shares received in respect thereof.

Incentive Stock Options (“ISOs”).    ISOs granted under the Plan are intended to meet the definitional requirements of Section 422 of the Internal Revenue Code for “incentive stock options.” An employee receiving a grant of ISOs will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an ISO while employed by the Company or its subsidiary, or within the three-month (one year for death or disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of before (i) two years after the date of grant and (ii) one year after the date of transfer of the shares to the participant (i.e., the statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one (1) year following the exercise of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which ISOs become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as non-statutory options.

Payment Using Shares.    If a participant pays the exercise price of a non-statutory or incentive stock option with previously-owned common shares of the Company (and the transaction is not a Disqualifying Disposition of an ISO), the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an ISO is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonstatutory stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired ISO shares to pay the exercise price of another ISO constitutes a Disqualifying Disposition, the tax results described in the ISO discussion (above) will apply. The income treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.

Restricted Stock.    A participant receiving a grant of restricted stock under the Plan will not recognize income, and the Company will not be allowed a deduction at the time such award is granted, unless the participant makes the election described below with respect to restricted stock. While a restricted stock award remains unvested or otherwise subject to a “substantial risk of forfeiture,” the participant will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and such amount may be claimed as a deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within thirty (30) days after the date of grant of restricted stock, a participant’s ordinary income recognition, the Company’ tax deduction, and commencement of the participant’s holding period, will be determined as of the date of grant of the restricted stock award. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of its grant date over the amount paid, if any, by the participant for the award, and the participant will not be required to recognize additional ordinary income when the restricted stock vests.

ERISA.    The Company believes that the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Gain or Loss on Sale or Exchange of Shares.    In general, gain or loss from the sale or exchange of shares granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets by or on behalf of the participant at the time of the sale or exchange.

Performance Based Compensation.    In general, under Section 162(m) of the Internal Revenue Code, remuneration paid by a public corporation to certain “covered employees” is not deductible to the extent it exceeds $1 million per year for the covered employee. Taxable payments or benefits under the Plan may be subject to this deduction limit. However, under Section 162(m), qualifying performance-based compensation, including income from stock options, SARs and other performance-based awards that are made under stockholder-approved plans and meet certain other requirements, are generally exempt from this deduction limitation. The Plan has been designed so that the Committee in its discretion may grant qualifying exempt “performance-based” compensation under the Plan. We believe that awards intended and structured as such by the Committee will meet the requirements for “performance-based” compensation under Section 162(m), and that the amount of ordinary income to the participant with respect to such awards generally will be allowed as a deduction for federal income tax purposes to the Company. Other awards to “covered employees” that may be subject to the attainment of performance measures but that do not meet the requirements of Section 162(m) will not qualify as “performance-based” compensation and, in such event, would be subject to Section 162(m)’s deduction limit.

Parachute Payments.     Under the so-called “golden parachute” provisions of Section 280G of the Internal Revenue Code, the accelerated vesting of options and benefits paid under other awards in connection with a change of control of a corporation, as described under Section 280G, may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change of control, in excess of certain limits under Section 280G. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20 percent federal tax and may be nondeductible to the corporation. If an a participant’s rights under the Plan are accelerated as a result of a change of control and the individual is a “disqualified individual” under Section 280G, the value of any accelerated rights received by such a participant may be included in determining whether such participant received an “excess parachute payment” under Section 280G.

Tax Withholding.    Incentive awards under the Plan may be subject to tax withholding. When an award results in income subject to withholding, the Company may require the participant to remit the cash withholding amount to the Company or cause shares of the Company’s stock to be withheld from issuance to the participant or sold in order to satisfy the tax withholding obligations.

Section 409A.    Section 409A of the Internal Revenue Code applies to certain plans providing deferred compensation to employees, directors, consultants and other service providers, and potentially could apply to certain of the different types of incentive awards available under the Plan. Generally, to the extent that deferrals of these awards fail to meet applicable requirements under Section 409A, such awards will be subject to taxation and tax penalties unless the requirements of Section 409A are satisfied. It is the intent of the Company that awards under the Plan will be structured and administered in a manner that either complies with or is exempt from the requirements of Section 409A. If any Plan provision or award under the Plan would result in the imposition of a tax or penalty under Section 409A (and related regulations and Treasury pronouncements), that Plan provision or award may be reformed to the extent permitted under Section 409A to avoid imposition of the tax or penalty, and no action taken to comply with Section 409A, or an exemption thereunder, shall be deemed to adversely affect the Participant’s rights to the award.

Securities Authorized for Issuance under Current Equity Compensation Plans.    As of the record date, the Company had the following outstanding stock option award agreements, weighted-average option exercise price, unvested performance share awards, and remaining shares reserved for future issuance under the Company’s existing stock incentive plans:

Plan	Stock Option Awards Outstanding	Weighted Average Exercise Price	Unvested Share Options Outstanding	Remaining Shares Reserved for Future Issuance
2001 Plan	1,987,481	$7.81	—	219,701
2003 Plan	171,000	$6.97	—	10,263
2007 Plan	1,108,816	$4.55	—	8,483
2012 Plan	2,647,886	$7.30	1,596,788	82,260

All Plans	5,915,183	$6.95	1,596,788	320,707

Repricing Prohibited.    The Plan provides that outstanding Stock Options and Stock Appreciation Rights will not be “repriced” for any reason without the prior approval of the Company’s stockholders. For purposes of the Plan, a “repricing” means lowering the Option Price of an outstanding Stock Option or SAR, or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes a tandem cancellation of a Stock Option or SAR at a time when its Option Price exceeds the fair market value of the underlying Common Stock and exchange for another Stock Option, SAR, other Incentive Award, other equity security or a cash payment. This prohibition does not prevent adjustments in the exercise price of options made or SARs pursuant to the provisions of the Plan dealing with recapitalizations of the Company, mergers or similar transactions.

Clawbacks.    Any portion of the payments and benefits provided under the Plan, or the transfer or sale of shares, shall be subject to a clawback or other recovery by the Company to the extent necessary to comply with applicable law.

Stockholder Approval.    At the meeting, stockholders will be asked to approve and ratify the adoption of the Plan. Such action requires the affirmative vote of a majority of the votes cast on the matter, excluding broker non-votes.

Your Board of Directors unanimously recommends that you vote FOR the approval and ratification of the 2014 Long Term Incentive Plan.

PROPOSAL NO. 3 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP as the independent registered public accounting firm to audit the consolidated financial statements of VAALCO and its subsidiaries for 2014 and VAALCO’s internal control over financial reporting. The Board has endorsed this appointment.

Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make statements if they desire and will be available to respond to appropriate questions. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider the failure to ratify the appointment when appointing an independent registered public accounting firm for the following year. Deloitte & Touche LLP previously audited the consolidated financial statements of VAALCO and VAALCO’s internal control over financial reporting during the two years ended December 31, 2013. During each of the two years ended December 31, 2013 and 2012, Deloitte & Touche LLP provided both audit and non-audit services.

On behalf of the Company, the Audit Committee retained Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates, to audit our consolidated financial statements and our internal control over financial reporting for 2013. Aggregate fees for professional services rendered for VAALCO by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates for the years ended December 31, 2013 and 2012, were as follows (amounts in thousands of dollars):

	2013	2012
Audit Services
Audit Fees	$561	$529
Audit-Related Fees	20	—

Total Audit Fees and Audit-Related Fees	$581	$529

Tax Fees	83	57

Total	$664	$586

Audit Fees.    For the years ended December 31, 2013 and 2012, audit fees paid by VAALCO to its principal accounting firm, Deloitte & Touche LLP were for the audit of VAALCO’s annual financial statements and internal control over financial reporting, and for the review of VAALCO’s interim financial statements,.

Audit-Related Fees.    For the year ended December 31, 2013, audit related fees pertained to cost attestations for our Gabon operation. There were no audit-related fees incurred in the year ended December 31, 2012.

Tax Fees.    For the years ended December 31, 2013 and 2012, fees billed to VAALCO for tax services were for review of federal and state income tax filings, consultation with respect to IRS audits, United Kingdom tax filings and for consultation in Gabon on payroll tax and value added tax matters.

Audit Committee Pre-Approval Policies and Procedures.    The 2013 audit and non-audit services provided by Deloitte & Touche LLP were pre-approved by the audit committee. The non-audit services which were approved by the audit committee were also reviewed to ensure compatibility with maintaining the accounting firm’s independence.

The Audit Committee has in place pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Deloitte & Touche LLP and the estimated fees related to these services. During the approval process, the audit committee considers the impact of the types of services and the related fees on the independence of the accounting firm. The services and fees must be deemed compatible with the maintenance of the accounting firm’s independence, including compliance with SEC rules and regulations.

Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and non-audit fees initially approved.

During 2013, no fees for services outside the audit, review or attestation that exceeded the waiver provisions of 17 CFR 210.2-01(o)(7)(i)(c) were approved by the Audit Committee.

Your Board of Directors unanimously recommends that you vote FOR the ratification of appointment of Deloitte & Touche LLP as VAALCO’s Independent Registered Public Accounting Firm for the year 2014.

PROPOSAL NO. 4 — ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to approve the following advisory resolution at the 2014 Annual Meeting of Stockholders:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Compensation Discussion and Analysis are effective in achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interest with those of the stockholders and motivating the executives to remain with VAALCO for long and productive careers.

We urge stockholders to read the Compensation Discussion and Analysis beginning on page 13 of this proxy statement, as well as the 2013 Summary Compensation table and related compensation tables and narrative, which provide detailed information on the Company’s compensation policies and practices and the compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the compensation committee will review and consider the voting results when evaluating our executive compensation program.

Your Board of Directors unanimously recommends that you vote FOR approval of the Advisory Resolution on Executive Compensation.

ADDITIONAL INFORMATION

Stockholder Proposals for 2015 Annual Meeting

Stockholders who desire to present proposals at the 2015 Annual Meeting of stockholders and to have proposals included in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must submit their proposals to us at our principal executive offices not later than the close of business on December 17, 2014. If the date of the 2015 Annual Meeting is changed by more than 30 days from the date of the 2014 Annual Meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2015 Annual Meeting.

Our bylaws provide that stockholders may nominate persons for election to the Board of Directors or bring any other business before the stockholders (other than matters properly brought under Rule 14a-8) at the 2015 Annual Meeting of Stockholders only by sending to VAALCO’s Corporate Secretary a notice containing the information required by our bylaws no earlier than the close of business on February 6, 2015 and no later than the close of business on March 8, 2015. If we schedule our 2015 Annual Meeting to a date that is more than 30 days before or 60 days after June 4, 2014, then such notice must be given no earlier than the close of business 120 days, and no later than the close of business 90 days, before the rescheduled meeting, unless VAALCO gives notice of the rescheduled Annual Meeting less than 100 days before the rescheduled meeting, in which case the notice must be given within 10 days following the date public notice of the rescheduled meeting is given by VAALCO. The stockholder’s written notice must include information about the proposed nominee, including name, age, business address, number of shares of our common stock beneficially owned, and any other information required in proxy solicitations for the contested election of directors, including employment history, participation as a director of other public or private corporations, and information about any relationship or understanding between the proposing stockholder and the candidate or any other person (naming that person) pursuant to which the nomination is to be made. In addition, the stockholder giving the notice must include the following information: such stockholder’s name, record address, number of shares of our common stock beneficially owned, any short positions held in our securities, other information about his or her ownership of our securities, and a description of all arrangements or understandings between the stockholder and each nominee and any other person (naming such person) pursuant to which each nomination is to be made by the stockholder.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires directors and executive officers to file, with the SEC, the NYSE and VAALCO, reports of initial ownership and changes in ownership of VAALCO equity securities. Based solely on a review of the reports furnished to VAALCO and on written representations from reporting persons, we believe that during 2013, all of our directors and executive officers timely filed all reports they were required to file under Section 16(a).

Appendix A

VAALCO ENERGY, INC.

2014 LONG TERM INCENTIVE PLAN

(As Effective April 16, 2014)

i

VAALCO ENERGY, INC.

2014 LONG TERM INCENTIVE PLAN

ARTICLE I.

GENERAL PROVISIONS RELATING TO

PLAN GOVERNANCE, COVERAGE AND BENEFITS

Section 1.01 Background and Purpose

VAALCO Energy, Inc., a Delaware corporation (the “Company”), has adopted this plan document, entitled “VAALCO Energy, Inc. 2014 Long Term Incentive Plan” (the “Plan”), effective as of April 16, 2014 (the “Effective Date”).

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 8.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date to the extent required by Code Section 422(b)(2).

As of the Effective Date, Shares under the Prior Plans that are not reserved for outstanding stock options or other types of stock incentive awards which were previously granted under the Prior Plans shall expire immediately and shall not be available for grants of any awards that could be made under the Prior Plans on or after the Effective Date. As of the Effective Date, the granting of new incentive awards under Prior Plans shall not be permitted.

On and after the Effective Date, any Released Prior Plan Shares (1) shall become immediately available for grants of Incentive Awards under this Plan and (2) shall not be available for grants under any Prior Plan.

Section 1.02 Definitions

The following terms shall have the meanings set forth below:

(a) Affiliate. Any Subsidiary and any other Person that, directly or through one or more intermediaries, is controlled by the Company, as determined by the Committee.

(b) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive

Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(c) Board. The then-current Board of Directors of the Company.

(d) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Affiliate by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the commission by the Grantee of a material act of fraud upon the Company or any Affiliate, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Affiliate, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or an Affiliate who has been designated by the Board or CEO for such purpose); (v) the engagement by the Grantee in any direct and material conflict of interest with the Company or any Affiliate without compliance with the Company’s or Affiliate’s conflict of interest policy, if any, then in effect; or (vi) the engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Affiliate or which would result in a material injury to the business, reputation or goodwill of the Company or any Affiliate.

(e) CEO. The then-current Chief Executive Officer of the Company.

(f) Change in Control. Any of the events described in and subject to Section 7.8.

(g) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(h) Committee. The committee appointed by the Board to administer the Plan. The Committee shall be comprised of not less than two members of the Compensation Committee of the Board who are Independent Directors, or any successor committee or subcommittee of the Board designated by the Board, which committee or subcommittee shall be comprised of two or more members of the Board, each of whom is an Independent Director. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding any other provision of the Plan, any Incentive Awards that are to be granted under the Plan to Outside Directors shall be approved by the Board, or made in accordance with a policy or program that is approved by the Board; provided, however, the Committee may recommend such Incentive Awards, policy or program to the Board for its approval. With respect to the grant of Incentive Awards to Outside Directors, all rights, powers and authorities vested in the Committee under the Plan with respect thereto shall instead be exercised by the Board, and thus any reference in the Plan to the Committee shall be deemed to include a reference to the Board when acting in such capacity. When the Board exercises its authority to act in its capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in such capacity.

(i) Common Stock. The common stock of the Company, $0.10 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(j) Company. VAALCO Energy, Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

(k) Consultant. An independent agent, consultant, attorney, or any other individual who is not an Outside Director or an Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Affiliate), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Affiliate), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(l) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(m) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.

(n) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are members of the Board.

(o) Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.

The term “Employment” for purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director.

All determinations hereunder regarding Employment, and termination of Employment, shall be made by the Committee in its discretion.

(p) Exchange Act. The Securities Exchange Act of 1934, as amended.

(q) Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one Share on the date in question shall be (i) the closing sales price on such day for a Share as quoted on the New York Stock Exchange (“NYSE”), the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the national securities exchange on which Shares are then principally listed or admitted to trading, or (ii) if not quoted on NYSE or other national securities exchange, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances. With respect to Stock Options, SARs, and other Incentive Awards subject to Code Section 409A, the Fair Market Value shall be determined by the Committee consistent with the requirements of Section 409A in order to satisfy the exception under Code Section 409A for stock rights.

(r) Full-Value Award. Any Incentive Award that is not an Option or SAR.

(s) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

(t) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(u) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.

(v) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit, or on Other Stock-Based Award.

(w) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.

(x) Independent Director. A member of the Board who qualifies as (i) an “independent director” under Section 303A of the New York Stock Exchange Listed Company Manual, (ii) an “outside director” within the meaning of Code Section 162(m), and (c) a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

(y) Insider. While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(z) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(aa) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(bb) Other Stock-Based Award. An Incentive Award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(cc) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Affiliate.

(dd) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section  424(e).

(ee) Performance-Based Award. A grant of an Incentive Award under the Plan pursuant to Section  6 that is intended to satisfy the Performance-Based Exception.

(ff) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(gg) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 6 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the Incentive Award to occur, as specified in the applicable Incentive Agreement.

(hh) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.

(ii) Person. Any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(jj) Plan. VAALCO Energy, Inc. 2014 Long Term Incentive Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.

(kk) Plan Year. The calendar year; provided, however, the first Plan Year shall be a short year commencing on the Effective Date and ending on December 31, 2014.

(ll) Prior Plan. Each of the VAALCO Energy, Inc. 2001 Stock Incentive Plan, VAALCO Energy, Inc. 2003 Stock Incentive Plan, VAALCO Energy, Inc. 2007 Stock Incentive Plan, and the VAALCO Energy, Inc. 2012 Long Term Incentive Plan, as each such Prior Plan is in effect as of the Effective Date and as it may be amended from time to time.

(mm) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(nn) Released Prior Plan Share. Any Share under a Prior Plan that is the subject of an outstanding stock option or other type of stock incentive award under the Prior Plan, which, on or after the Effective Date, is forfeited or terminated, expires unexercised, or in any other manner such that all or some of the Shares covered by such incentive award are not issued, as determined under the rules in Section 1.05 of this Plan.

(oo) Restricted Stock. One or more Shares of Common Stock that are issued or transferred to a Grantee pursuant to Section 3 and subject to certain restrictions as set forth in the Plan and in the Grantee’s Incentive Agreement.

(pp) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(qq) Restricted Stock Unit. A right granted to a Grantee pursuant to Section 4 which entitles the Grantee to receive one Share or the cash equivalent on the vesting date, which right is subject to certain restrictions as set forth in the Plan and in the Grantee’s Incentive Agreement.

(rr) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(ss) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Grantee’s Incentive Agreement.

(tt) Share. A share of the Common Stock of the Company.

(uu) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for (i) awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 7.6.

(vv) Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(ww) Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.5.

(xx) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(yy) Subsidiary. Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest; except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

Section 1.03 Plan Administration

(a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have the complete power and authority to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

(b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that individual is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all Persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to the Plan or any Incentive Award need not be uniform and may be made selectively among Incentive Awards, Grantees and Persons, whether or not such Incentive Awards are similar or such Persons are similarly situated.

(d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements under Section 8.7 or as otherwise required, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt under Code Section 409A (unless otherwise determined by the Committee), and (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m), if applicable. With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)).

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 under the Exchange Act, Code Section 422, Code Section 162(m), the rules of the New York Stock Exchange or any other national stock exchange or inter-dealer quotation system upon which the Common Stock is listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Incentive Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Incentive Awards.

(e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Grantees and the forms and terms of their Incentive Awards; provided, however, the Committee may not delegate to any Person the authority (i) to grant Incentive Awards or (ii)  while the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section  162(m), or the Sarbanes-Oxley Act of 2002.

(f) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report, opinion, calculation or other information furnished by any officer or employee of the Company or an Affiliate, the Company’s independent certified public accountants, legal counsel or other advisors to the Company, or any consultant, attorney, accountant or other advisor retained by the Committee to assist in the administration of the Plan. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, decision, construction or determination made in good faith in connection with the Plan or any Incentive Award.

(g) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(h) Surrender of Previous Incentive Awards. Subject to Section 7.10, the Committee may, in its discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards shall be made under this Section 1.3(h) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

(i) Indemnification. Each individual who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such individual shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which each such individual may be entitled (i) under the Company’s Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company or an Affiliate, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company or an Affiliate may have to indemnify them or hold them harmless.

Section 1.04 Share Reserve of Common Stock Available for Incentive Awards

Subject to adjustment under Section 7.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) four million, six hundred thousand (4,600,000) Shares of Common Stock. Pursuant to Section 1.5, the number of such reserved Shares for Incentive Awards granted under the Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder.

Subject to adjustment under Section 7.6, the aggregate number of Shares that may be issued upon exercise of ISOs shall be four million (4,000,000) of the Shares reserved pursuant to the previous paragraph.

Subject to adjustment under Section 7.6, any Award that is not a Full Value Award shall be counted against the Share reserve specified in this Section 1.4 as one Share for each Share of Common Stock subject to the Incentive Award, and any Incentive Award that is a Full-Value Award shall be counted against the Share reserve specified in this Section 1.4 as 2.0 Shares for each one Share of Common Stock subject to such Full-Value Award. To the extent a Share that was subject to an Incentive Award that counted as one Share is returned to the Plan pursuant to Section 1.5, the Share reserve in this Section 1.4 will be credited with one Share, and to the extent that a Share that was subject to an Award that counts as 2.0 Shares is returned to the Plan, the Share reserve will be credited with 2.0 Shares.

The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Share reserve as it deems appropriate, but only to the extent consistent with the foregoing provisions of this Section 1.4.

During any period that the Company is a Publicly Held Corporation, the following rules shall apply to grants of Incentive Awards that are made to Covered Employees:

(i) Subject to adjustment under Section 7.6, the maximum aggregate number of Shares attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Awards for any individual Grantee shall be two million (2,000,000) Shares.

(ii) The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made for any Grantee shall be fifty million dollars ($50,000,000).

(iii) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced to the extent permitted under the terms of the Plan, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee and, in this regard, such maximum number shall be determined in accordance with the requirements of Code Section 162(m).

(iv) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

Section 1.05 Share Pool Adjustments for Awards and Payouts

Based on the formula specified in Section 1.4 for Incentive Awards that are, or are not, Full-Value Awards, the following Incentive Awards shall reduce the number of Shares authorized for issuance under the Share reserve in Section 1.4:

(i) Stock Option;

(ii) SAR in Shares;

(iii) Restricted Stock Award;

(iv) Restricted Stock Unit in Shares; and

(v) Other Stock-Based Award in Shares.

Shares subject to an Incentive Award shall not be issued or transferred to a Grantee, and shall cease to be issuable or transferable to a Grantee, due to forfeiture, termination, expiration or cancellation, in whole or in part, of such Incentive Award for any reason, or if any such Shares shall, after issuance or transfer, be reacquired by the Company due to the Grantee’s failure to comply with the terms and conditions of an Incentive Award or for any other reason. The Shares not so issued or transferred, or the Shares so reacquired by the Company, as the case may be, shall no longer be charged against the Share reserve in Section 1.4, and thus may be used thereafter for grants of additional Incentive Awards under the Plan. The following additional parameters shall apply:

(i) To the extent an Incentive Award is settled or paid in cash, Shares subject to such Incentive Award will not be considered to have been issued and thus will not be applied against the Share reserve in Section 1.4.

(ii) To the extent that any outstanding Incentive Award that is to be settled in Shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions thereof, or otherwise terminates without an issuance of Shares being made, the Share reserve in Section 1.4 shall be credited with the number of Shares covered thereby and such Shares may be made subject to future Incentive Awards under the Plan.

(iii) If an Incentive Award may be settled in Shares or cash, such Shares shall be deemed issued only when and to the extent that settlement or payment is actually made in Shares. To the extent an Incentive Award is settled or paid in cash, and not Shares, any Shares previously reserved for issuance pursuant to such Incentive Award will again be deemed available for issuance under Section 1.4, and the Share reserve in Section 1.4, shall be reduced only by the number of Shares actually issued and transferred to the Grantee.

(iv) Notwithstanding the foregoing: (i) Shares withheld or tendered to pay withholding taxes or to purchase Shares upon the exercise of an Incentive Award (by either actual delivery or attestation of the Shares) shall not again be available for the grant of Incentive Awards under the Plan, and (ii) the full number of Shares subject to a Incentive Award that is a Stock Option or SAR which is settled by the issuance of Shares shall be counted against the Share reserve in Section 1.4, regardless of the number of Shares actually issued upon the settlement of such Stock Option or SAR. Shares delivered by a Grantee to the Company to satisfy tax withholding requirements shall be treated in the same way as Shares withheld or deducted from an Incentive Award (as specified above) and thus shall not be available for future grants for purposes of the Share reserve in Section 1.4.

(v) Upon exercise of a SAR or the exercise of a Stock Option by means of a net settlement, the number of Shares subject to the Incentive Award that are then being exercised shall be counted against the Share reserve in Section 1.4, on the basis of one Share for every Share subject thereto, regardless of the actual number of Shares, if any, used to settle the Incentive Award upon exercise.

(vi) Any Shares repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award shall not increase the Share reserve in Section 1.4.

On and after the Effective Date, the Released Prior Plan Shares, if any, shall be credited to the Share reserve in Section 1.04 and become immediately available for grants of Incentive Awards under this Plan, subject to the terms and conditions of this Plan and not of any Prior Plan.

Section 1.06 Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

Section 1.07 Participation

(a) Eligibility. Incentive Awards may be granted only to individuals who, at the time of grant, are Employees, Consultants, and/or Outside Directors. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such individual, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.

(b) Incentive Stock Option Eligibility. Incentive Stock Options may only be granted to Employees and not to Consultants or Outside Directors. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%)  of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary, as determined under Code Section  422. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%)  of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5)  years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section  424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.

Section 1.08 Types of Incentive Awards

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Other Stock-Based Awards or any combination of the foregoing.

ARTICLE II.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

Section 2.01 Grant of Stock Options

The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.

Section 2.02 Stock Option Terms

(a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee and included in the Grantee’s Incentive Agreement, and they need not be uniform among all Stock Options issued pursuant to the Plan.

(b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be (i) not less than 100% of the Fair Market Value per Share on the date the Stock Option is granted and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b)), the exercise price for the ISO shall not be less than 110% of the Fair Market Value on the date of grant. Each Stock Option shall specify the method of exercise which shall be consistent with Section 2.3(a).

(d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall not be more than five (5) years from the date of grant.

(e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such particular terms and conditions of the Stock Option shall be set forth in the Grantee’s Incentive Agreement.

(f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO shall be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent as determined under Code Section 424) does not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Code Section 422(d). To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or any other limitation under Code Section 422), the portion of the Stock Option that exceeds the $100,000 limitation (or violates any other limitation under Code Section 422) shall be deemed a Nonstatutory Stock Option. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged.

(g) No Reloads. Incentive Agreements for Stock Options shall not contain any provision entitling a Grantee to the automatic grant of additional Stock Options in connection with the exercise of the original Stock Option.

Section 2.03 Stock Option Exercises

(a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company or its designee, which must be received as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” by establishing procedures satisfactory to the Committee with respect thereto), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, a broker may either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a “cashless exercise” are not exempt under Section 16 of the Exchange Act while the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002, as determined by the Committee.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 7.4, during the lifetime of a Grantee, each Option granted to the Grantee shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with applicable federal and state laws and regulations.

Any Grantee or other Person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any Person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

Section 2.04 Stock Appreciation Rights

(a) Grant. The Committee may grant Stock Appreciation Rights to any Employee, Consultant or Outside Director. A SAR is the right to receive an amount equal to the Spread with respect to a Share upon the exercise of the SAR. SARs may be granted in tandem with the grant of a Stock Option, in which case the Incentive Agreement will provide that (1) the SAR shall be cancelled when and to the extent the related Stock Option is exercised and (2) the exercise of the SAR will result in the surrender of the right to purchase the Share under the Stock Option as to which the SAR was exercised. Alternatively, SARs may be granted independently of Stock Options, in which case the grant of SARs shall be evidenced by an Incentive Agreement. Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.

(b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee but shall not be greater than five (5) years from the date of grant. The Committee shall not include any feature for the deferral of compensation other than deferral of the recognition of income until exercise of the SAR.

(c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of the death or Disability of such Grantee which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d) Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of the SAR.

ARTICLE III.

RESTRICTED STOCK AWARDS

Section 3.01 Award of Restricted Stock

(a) Grant. With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, thus entitling such Grantee to all voting, dividend, and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may or may not limit the Grantee’s voting and/or dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the voting or dividend rights that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award is designed to comply with the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception; provided, however, in the absence of any such restrictions pertaining to the payment of any dividends or dividend equivalents, the same vesting standards that apply to the underlying Shares of Restricted Stock shall also apply to the related dividends or dividend equivalents. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Restricted Stock Award with respect to which the dividend is paid.

Shares subject to a Restricted Stock Award, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

(c) Other Terms and Conditions. Unless provided otherwise in the Grantee’s Incentive Agreement for a Restricted Stock Award, (i) the Grantee shall not be entitled to delivery of the stock certificate until the forfeiture restrictions have expired, (ii) the Company shall retain custody of the Shares until the forfeiture restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of or encumber the Shares until the forfeiture restrictions have expired, (iv) a breach of the terms and conditions established by the Committee in the Grantee’s Incentive Agreement shall result in a forfeiture of the Restricted Stock Award, and (v) with respect to the payment of any dividend with respect to Shares subject to a Restricted Stock Award directly to the Grantee, each such dividend shall be paid no later than the end of the calendar year in which the dividends are paid to stockholders of such class of shares or, if later, the fifteenth day of the third month following the date the dividends are paid to stockholders of such class of shares; provided, however, in the absence of any other restrictions pertaining to the payment of any dividends or dividend equivalents, the same vesting standards that apply to the underlying Shares of Restricted Stock shall also apply to the related dividends or dividend equivalents. At the time a Restricted Stock Award is granted, the Committee may, in its discretion, prescribe in the Grantee’s Incentive Agreement such additional terms, conditions, or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of Employment (by retirement, disability, death, or otherwise) of the Grantee prior to expiration of the forfeitures restrictions.

(d) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Shares received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Grantee shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(e) Committee’s Discretion to Accelerate Vesting of Restricted Stock Awards. Subject to any limitations imposed under Code Section 162(m), the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Shares subject to a Restricted Stock Award and, upon such vesting, all forfeiture restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this paragraph may vary among individual Grantees and may vary among the Restricted Stock Awards held by any individual Grantee.

Section 3.02 Restrictions

(a) Forfeiture of Restricted Stock. A Restricted Stock Award may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions that are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the Grantee’s Incentive Agreement. The Grantee cannot sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares of Restricted Stock until the Restriction Period has expired.

(b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, which is registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the VAALCO Energy, Inc. 2014 Long Term Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and VAALCO Energy, Inc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of VAALCO Energy, Inc.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.

Section 3.03 Delivery of Shares of Common Stock

Subject to withholding taxes under Section 8.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

ARTICLE IV.

RESTRICTED STOCK UNITS

Section 4.01 Grant of RSUs

The Committee may grant Restricted Stock Units to a Grantee who is an Employee, Consultant or Outside Director, as selected in the discretion of the Committee, in such amounts as shall be determined by the Committee in its discretion. Each grant of RSUs will be evidenced by an Incentive Agreement that sets forth the number of RSUs covered by the Incentive Award and the terms, conditions, restrictions and other provisions applicable to the RSUs as may be specified by the Committee consistent with the terms of the Plan, including, without limitation, provisions relating to compliance with, or exemption under, Code Section 409A. The Committee may award Restricted Stock Units to a Grantee that are payable in Shares or cash, or in a combination thereof.

Section 4.02 Restrictions and Lapse of Restrictions on RSUs.

RSUs shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may impose in the Incentive Agreement including, without limitation, provisions relating to compliance with, or exemption under, Code Section 409A. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or continued service requirements, or otherwise, as determined by the Committee and set forth in the Grantee’s Incentive Agreement.

Section 4.03 Settlement of RSUs.

RSUs shall become payable to a Grantee at the time or times set forth in the Incentive Agreement, which may be upon or following vesting of the Incentive Award. RSUs may be paid in cash, Shares or a combination thereof, as determined by the Committee and set forth in the Grantee’s Incentive Agreement, subject to any applicable withholding taxes.

Section 4.04 No Rights as a Stockholder.

The Grantee shall have no rights as a stockholder with respect to any Incentive Award of RSUs until such time as Shares are paid and delivered to the Grantee in settlement of the RSUs pursuant to the terms of Grantee’s Incentive Agreement.

ARTICLE V.

OTHER STOCK-BASED AWARDS

Section 5.01 Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Affiliate, or a division, business unit, or department of the Company or an Affiliate, and settlement in cancellation of rights of any Person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Affiliate. Other Stock-Based Awards need not be subject to any Performance Criteria or to forfeiture, and thus may be awarded without any vesting requirements. The purchase price, if any, for Shares issued pursuant to an Other Stock-Based Award shall be determined by the Committee in its discretion.

As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to, or in tandem with, any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.

Section 5.02 Other Stock-Based Award Terms

(a) Written Agreement. All terms and conditions of an Other Stock-Based Award shall be determined by the Committee and set forth in the Grantee’s Incentive Agreement.

(b) Purchase Price. Except if an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, but only to the extent permitted under the Plan, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services rendered (in the case of authorized and unissued Shares), or to be rendered, by the Grantee, or (ii) as otherwise specified in the Incentive Agreement.

(c) Performance Criteria and Other Terms. The Committee may specify Performance Criteria for (i) vesting in an Other Stock-Based Award and (ii) payment thereof to the Grantee, as the Committee may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception pursuant to Section 6.

ARTICLE VI.

PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA

Section 6.01 Performance Criteria

As determined by the Committee at the time of grant, a Performance-Based Award may be granted subject to performance objectives relating to one or more of the following Performance Criteria within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception:

(i) profits (including, but not limited to, profit growth, net operating profit or economic profit);

(ii) profit-related return ratios;

(iii) return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(iv) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(v) earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(vi) net sales growth (measured either in dollars, volumes of hydrocarbon production, or other objective and specific criteria as designated by the Committee);

(vii) net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(viii) gross, operating or net profit margins;

(ix) productivity ratios;

(x) share price (including, but not limited to, growth measures and total shareholder return);

(xi) turnover of assets, capital, or inventory (including, without limitation, reserve additions or revisions, and economic value added from reserves);

(xii) expense targets (including, without limitation, reserve replacement costs and finding and development costs);

(xiii) margins;

(xiv) measures of health, safety or environment;

(xv) operating efficiency (including, without limitation, project completion time, budget goals, operational downtime, rig utilization, and similar matters);

(xvi) customer service or satisfaction;

(xvii) market share;

(xviii) credit quality;

(xix) debt ratios (e.g., debt to equity and debt to total capital); and

(xx) working capital targets.

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. In the Incentive Agreement, the Committee shall designate one or more Performance Criteria for each granted Incentive Award that is intended to qualify for the Performance-Based Exception.

The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function, Affiliate or business unit. The Committee may establish the Performance Criteria of the Company, any Affiliate or business unit, as determined and designated by the Committee, in its discretion, in the Grantee’s Incentive Agreement for the Performance-Based Award.

Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent Person having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply (or no later than the date that 25% of the Performance Period has elapsed in the case of a Performance Period of less than a year), and (d) based on any Performance Criteria, or any combination thereof, as set forth above in this Article VI and referenced in the Grantee’s Incentive Agreement.

Section 6.02 Adjustments of Performance-Based Awards

The Committee may provide in any Performance-Based Award, at the time the Performance Criteria are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified event that occurs during a Performance Period, including the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals and charges for reorganization and restructuring programs; (e) acquisitions or divestitures; (f) foreign exchange gains and losses; (g) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification Topic 225.20, “Income Statement — Extraordinary and Unusual Items” (or any successor thereto); and (h) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. To the extent such inclusions or exclusions affect Performance-Based Awards, they shall be prescribed in a form that meets the requirements of the Performance-Based Exception. Notwithstanding the foregoing, the Committee may, at its sole discretion, reduce the Performance Criteria (or results thereof) upon which Performance-Based Awards are provided in order to offset any unintended result(s) arising from events not anticipated when the Performance Criteria were established, or for any other purpose, provided that such adjustment is permitted by Code Section 162(m).

Section 6.03 Discretionary Adjustments

The Performance Criteria shall not allow for any discretion by the Committee as to an increase in any Performance-Based Award made to Grantee, but discretion to lower or reduce the Performance-Based Award is permissible. The Committee cannot exercise any discretionary authority it may otherwise have under the Plan with respect to a Performance-Based Award in any manner to (a) waive the achievement of the applicable Performance Criteria or (b) increase the amount payable pursuant thereto or the value thereof, or (c) otherwise in a manner that would cause the Performance-Based Award to cease to qualify for the Performance-Based Exception. The Committee may exercise negative discretion to determine that the portion of a Performance-Based Award actually earned, vested or payable (as applicable) shall be less than the portion that would be earned, vested or payable based solely upon application of the applicable Performance Criteria as set forth in the Grantee’s Incentive Agreement.

Section 6.04 Compliance with Section 162(m)

The Performance Criteria must be objective and must satisfy third party “objectivity” standards under Code Section 162(m) and the regulations promulgated thereunder. In interpreting provisions relating to Performance-Based Awards under the Plan or an Incentive Agreement, it is the intent of the Plan and Committee to conform with the standards of Code Section 162(m) and the regulations thereunder to qualify for the Performance-Based Exception.

Section 6.05 Certification

The Performance-Based Award, and payment for any Performance-Based Award under the Plan with respect to a relevant Performance Period, will be contingent upon the attainment of the Performance Criteria as set forth in the Grantee’s Incentive Agreement. The Committee shall certify in writing prior to payment of any of the Performance-Based Award that such Performance Criteria have been satisfied. Approved minutes of the Committee may be used for this purpose.

Section 6.06 Other Considerations

All Performance-Based Awards under the Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary or appropriate to effectuate the purpose of this Section 6 and to otherwise meet the requirements of the Performance-Based Exception.

ARTICLE VII.

PROVISIONS RELATING TO PLAN PARTICIPATION

Section 7.01 Incentive Agreement

Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

Unless otherwise determined by the Committee and set forth in the applicable Incentive Award Agreement, Incentive Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

Section 7.02 No Employment Rights Conferred

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

Section 7.03 Securities Requirements

The Company shall be under no obligation to effect the registration of any Shares to be issued hereunder pursuant to the Securities Act of 1933 or to effect similar compliance under any state securities laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Section 7.04 Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that

(A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 7.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47 (or its successor). Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, however, the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 7.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or any permitted transferee of an Incentive Award, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

Except as otherwise provided in Sections 421 or 422 of the Code, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 7.4 shall be void and ineffective. All determinations under this Section 7.4 shall be made by the Committee in its discretion.

Except as provided in this Section 7.4, Incentive Awards may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee’s legally authorized representative as determined by the Committee.

Section 7.05 Rights as a Shareholder

(a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares until the issuance of a stock certificate or other record of ownership for such Shares.

(b) Representation of Ownership. In the case of the exercise of an Incentive Award by a Person acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such Person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

Section 7.06 Change in Stock and Adjustments

(a) Changes in Law or Circumstances. Subject to Section 7.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in dilution of any rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its discretion, that such change equitably requires an adjustment in the number or kind of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price that is less than 100% of the Fair Market Value per Share on the date of grant. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company or an Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c) Recapitalization of the Company. Subject to Section 7.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the outstanding Incentive Awards shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the outstanding Incentive Awards shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 7.6(c).

(d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 7.6 and subject to Section 7.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated in the same manner for such purpose as outstanding unrestricted Shares of Common Stock.

(e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants as provided in Section 1.4.

(f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which the Grantee would have received had the Grantee exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated in the same manner as unrestricted outstanding Shares of Common Stock.

A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). In the event of a Corporate Event, the Committee shall take whatever other action it deems to be appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 7.6(f), but subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee shall have the right and power to effectuate one or more of the following alternatives, in its discretion, with respect to outstanding Incentive Awards, which may vary among individual Grantees and may vary among Incentive Awards held by any individual Grantee:

1)	cancel, effective immediately prior to the occurrence of the Corporate Event, an outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

2)	provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

3)	provide that thereafter upon the exercise of an Incentive Award that was previously granted, the Grantee shall be entitled to purchase or receive under such Incentive Award, in lieu of the number of Shares then covered by such Incentive Award, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Grantee would have been entitled pursuant to the terms of the agreement of the Corporate Event if, immediately prior to such Corporate Event, the Grantee had been the holder of record of the number of Shares then covered by such Incentive Award; provided, however, if such consideration is not solely common stock of the successor corporation, the Committee may, with the consent of the successor corporation, provide for the consideration to be received to be solely common stock of the successor corporation that is equal to the Fair Market Value of the per Share consideration received by the holders of Shares as the result of the Corporate Event; or

4)	effect one or more of the following alternatives in an equitable and appropriate manner to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, which alternatives may vary among individual Grantees and which may vary among Incentive Awards held by any individual Grantee: (1) accelerate the time at which Options or SARs then outstanding may be exercised so that such Incentive Awards may be exercised in full for a limited period of time on or before a specified date (before or after the Corporate Event) fixed by the Committee, after which specified date all such unexercised Incentive Awards and all rights of Grantees thereunder shall terminate, or (2) require the mandatory surrender by all or selected Grantees of some or all of the outstanding Options or SARs held by such Grantees (irrespective of whether such Incentive Awards are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Event, that is specified by the Committee, in which event the Committee shall thereupon cancel such Incentive Awards and the Company shall pay (or cause to be paid) to each Grantee an amount of cash per share equal to the excess, if any, of the amount calculated by the Committee, in its discretion as exercised in good faith, as the then fair market value of the Shares subject to such Incentive Awards over the exercise price(s), if any, under such Incentive Awards for such Shares; or

5)	provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 7.6(f).

Section 7.07 Termination of Employment, Death, Disability and Retirement

(a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) one hundred and twenty (120) days after the date of his termination of Employment.

(b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the termination of Employment due to the Grantee’s Retirement:

1)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

2)	any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

(d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:

1)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

2)	any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 7.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 7.7(d) has occurred.

(e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation, in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

Section 7.08 Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement (in which case the Incentive Agreement will control):

(1) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(2) all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(3) all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 7.8(c) (below) are satisfied;

(ii) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) The consummation of a Merger involving the Company, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

(iv) The sale consummation, or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

(v) The approval by the stockholders of the Company or the Board of a plan for the complete liquidation or dissolution of the Company.

Notwithstanding the foregoing provisions of this Section 7.8, to the extent that any payment (or acceleration of payment) hereunder is considered to be deferred compensation that is subject to, and not exempt under, Code Section 409A, then the term Change in Control hereunder shall be construed to have the meaning as set forth in Code Section 409A with respect to the payment (or acceleration of payment) of such deferred compensation, but only to the extent inconsistent with the foregoing provisions of the Change in Control definition (above) as determined by the Incumbent Board.

In the event that any acceleration of vesting pursuant to an Incentive Award and any other payment or benefit received or to be received by a Grantee under the Plan in connection with a Change in Control would subject a Grantee to any excise tax pursuant to Code Section 4999 (which excise tax would be the Grantee’s obligation) due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Code Section 280G, the Grantee may elect, in his sole discretion, to reduce the amount of any acceleration of vesting, payment or benefit called for under an Incentive Award in order to avoid such characterization.

Section 7.09 Exchange of Incentive Awards

Subject to Section 7.10, the Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards. No exchange of Incentive Awards shall be made under this Section 7.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.

Section 7.10 Repricing Prohibited

Except as contemplated by the provisions of Section 7.6, outstanding Stock Options and Stock Appreciation Rights will not be “repriced” for any reason without the prior approval of the Company’s stockholders. For purposes of the Plan, a “repricing” means lowering the Option Price of an outstanding Stock Option or SAR or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes a tandem cancellation of a Stock Option or SAR at a time when its Option Price exceeds the fair market value of the underlying Common Stock and exchange for another Stock Option, SAR, other Incentive Award, other equity security or a cash payment.

ARTICLE VIII.

GENERAL

Section 8.01 Effective Date and Grant Period

The Plan shall be effective upon the Effective Date, provided that it has been approved by the shareholders of the Company within twelve (12) months after the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within such 12-month period, any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception. No Incentive Awards may be granted under the Plan on or after the date which is ten (10) years following the Effective Date. The Plan shall remain in effect until all Incentive Awards granted under the Plan have been satisfied or expired.

Section 8.02 Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. The Company, Affiliate, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

Section 8.03 Withholding Taxes

(a) Tax Withholding. The Company or any Affiliate is authorized to withhold from any Incentive Award, from any payment due or transfer made under the Incentive Award or the Plan, or from any compensation or other amount owing to a Grantee, the amount (in cash, Shares, other securities, other Incentive Awards or other property) of any applicable withholding taxes with respect to an Incentive Award, its exercise, the lapse of restrictions thereon, payment or transfer under an Incentive Award or under the Plan, and to take any other action that is necessary, in the opinion of the Company or Affiliate, to satisfy all obligations for the payment of the taxes. Notwithstanding the foregoing, in the event of an assignment or transfer of a Nonstatutory Stock Option pursuant to Section 7.4, the Grantee who assigns the Nonstatutory Stock Option shall remain subject to withholding taxes upon exercise of the Nonstatutory Stock Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Payment for such tax shall be required to be made prior to the delivery of any Shares. The payment may be made in cash, by check, or through the delivery of Shares owned by the Grantee or transferee (which may be effected by the actual delivery of Shares or by the Company’s withholding of a number of Shares to be issued upon the exercise of a Nonstatutory Stock Option, if applicable), which Shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

(b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Award, the Grantee may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and remain subject to any restrictions or limitations that the Committee, in its discretion, deems to be appropriate.

(c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes that could be imposed with respect to such disqualifying disposition.

Section 8.04 No Guarantee of Tax Consequences

The Company, Affiliates, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Person participating or eligible to participate hereunder.

Neither the Company, any Affiliate, the Board, nor the Committee shall be liable to any Grantee or any other Person as to any expected or realized tax consequences for any Grantee or other Person due to the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving any Incentive Award. Although the Company and its Affiliates may endeavor to (a) qualify an Incentive Award for favorable tax treatment in a jurisdiction or (b) avoid adverse tax treatment for an Incentive Award, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.

Section 8.05 Designation of Beneficiary by Participant

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

Section 8.06 Deferrals

Subject to any requirements that apply to preclude taxation under Code Section 409A, the Committee in its discretion, may permit a Grantee to defer the receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award.

Section 8.07 Amendment and Termination of Plan

The Board shall have the power and authority to terminate or amend the Plan at any time in its discretion; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:

(i) except as provided in Section 7.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;

(ii) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(iii) extend the term of the Plan;

(iv) while the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception; (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act (to the extent Section 16 of the Exchange Act is applicable to the Company); or (iii) delete or limit the provisions of Section 7.10 (repricing prohibition).

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) Code Section 162(m) or any other provision of the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the amendment of the Plan shall not be effective unless approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

Subject to the provisions of the last paragraph of this Section 8.7, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair the rights of any Grantee under any Incentive Award previously granted under the Plan without such Grantee’s consent; provided, however, such consent shall not be required with respect to any Plan amendment, modification or other such action if the Committee determines, in its sole discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.

The Committee may waive any conditions or restrictions under, amend or modify the terms and conditions of, or cancel or terminate any outstanding Incentive Award at any time and from time to time; provided, however, subject to Section Section 7.10 and the provisions of the last paragraph of this Section 8.7 and the provisions of the applicable Incentive Agreement, no such amendment, modification, cancellation or termination shall impair the rights of a Grantee under an Incentive Award without such Grantee’s consent; provided, however, such consent shall not be required with respect to any amendment, modification or other such action if the Committee determines, in its sole discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.

Notwithstanding any other provision of the Plan or any Incentive Agreement to the contrary, the Committee may, in its sole discretion and without the consent of any Grantee, amend the Plan or any Incentive Agreement, to take effect retroactively or otherwise, as it deems to be necessary in order for the Company, the Plan, the Incentive Award or the Incentive Agreement to satisfy or conform to any applicable law, regulation or rule, or to meet the requirements of any applicable accounting standard.

Section 8.08 Requirements of Law and Securities Exchanges

The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law or regulation. The Committee may cause a legend or legends to be placed upon such certificates to make appropriate reference to such restrictions.

The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any law or regulation of any governmental authority, including without limitation, any federal or state securities law or regulation. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance, purchase or sale of Shares hereunder, no Shares may be issued, purchased or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Incentive Award. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Incentive Award shall not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

All Shares issuable under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign securities laws, rules and regulations and the rules of any securities exchange or similar entity. The Committee may place legends on any certificate evidencing Shares or issue instructions to the transfer agent to reference restrictions applicable to the Shares.

Notwithstanding any provisions in the Plan to the contrary, any portion of the payments and benefits provided under the Plan, or the transfer or sale of Shares, shall be subject to a clawback or other recovery by the Company to the extent necessary to comply with applicable law including, without limitation, the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or any Securities and Exchange Commission rule, as determined by the Committee.

Section 8.09 Treatment for Other Compensation Purposes

The amount of any compensation received or deemed to be received by a Grantee pursuant to an Incentive Award shall not be deemed part of a Grantee’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws, and shall not be included in or have any effect on the determination of benefits under any other compensation or benefit plan, program or arrangement of the Company or an Affiliate, including any retirement or severance benefits plan, unless otherwise expressly provided by the terms of any such other plan, program or arrangement.

Section 8.10 No Obligation to Exercise Awards; No Right to Notice of Expiration Date

An Incentive Award of a Stock Option or a Stock Appreciation Right imposes no obligation upon the Grantee to exercise the Incentive Award. The Company, its Affiliates and the Committee have no obligation to inform a Grantee of the date on which a Stock Option or SAR is no longer exercisable except as such expiration is set forth in the Incentive Agreement.

Section 8.11 Rule 16b-3 Securities Law Compliance for Insiders

While the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

Section 8.12 Compliance with Code Section 162(m) for Publicly Held Corporation

While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

Section 8.13 Compliance with Code Section 409A

It is intended that Incentive Awards granted under the Plan shall be exempt from, or if not exempt, in compliance with, the applicable requirements to preclude taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant. In that respect, the Company, by action of its Board, reserves the right to amend the Plan, and the Board and the Committee each reserve the right to amend any outstanding Incentive Agreement, to the extent deemed necessary or appropriate, in its discretion, either to exempt such Incentive Award from taxation under Code Section 409A or to comply with the requirements of Code Section 409A to preclude taxation thereunder.

The Plan is intended to comply, and shall be administered consistently in all respects, with Code Section 409A and the regulations and additional guidance promulgated thereunder to the extent applicable. Accordingly, the Company shall have the authority to take any action, or refrain from taking any action, with respect to the Plan or any Incentive Award hereunder that is reasonably necessary to ensure compliance with Code Section 409A (provided that the Company shall choose the action that best preserves the value of payments and benefits provided to Grantee that is consistent with Code

Section 409A). The Plan shall be interpreted in a manner that is consistent with Code Section 409A. In furtherance, but not in limitation of the foregoing:

(i) in no event may Grantee designate, directly or indirectly, the calendar year of any payment to be made hereunder; and

(ii) to the extent the Grantee is a “specified employee” within the meaning of Code Section 409A, payments, if any, that constitute a “deferral of compensation” under Code Section 409A and that would otherwise become due during the first six months following Grantee’s termination of Employment shall be delayed and all such delayed payments shall be paid in full in the seventh month after such termination date, provided that the above delay shall not apply to any payment that is excepted from coverage under Code Section 409A, such as a payment covered by the short-term deferral exception under Code Section 409A.

Section 8.14 Notices

(a) Notice From Insiders to Secretary of Change in Beneficial Ownership. To the extent Section 16 of the Exchange Act is applicable to the Company, within two business days after the date of a change in beneficial ownership of Shares of Common Stock issued or delivered pursuant to the Plan, each Insider should report to the Secretary of the Company (or his delegate) any such change to the beneficial ownership of the Shares that is required to be reported by such Insider by Rule 16(a)-3 under the Exchange Act. Whenever reasonably feasible, the Insider will provide the Company with advance notification of such change in beneficial ownership.

(b) Notice to Insiders and Securities and Exchange Commission. To the extent applicable, the Company shall provide notice to any Insider of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section  304 of said Act in connection with the “blackout period.”

Section 8.15 Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated Person) a change in the beneficial ownership of such Shares.

Section 8.16 No Restriction on Corporate Action

Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Incentive Award made under the Plan. No Grantee or other Person shall have any claim against the Company, any Affiliate, or the Board or the Committee as a result of any such action.

Section 8.17 Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Section 8.18 Miscellaneous Provisions

(i) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(ii) The expenses of the Plan shall be borne by the Company.

(iii) By accepting any Incentive Award, each Grantee and each Person claiming by or through Grantee shall be deemed to have indicated his complete acceptance of all the terms and conditions of the Plan and the Incentive Agreement.

(iv) The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

Section 8.19 Severability

If any provision of the Plan or any Incentive Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Incentive Award, or would disqualify the Plan or Incentive Award under any law deemed applicable by the Committee, such provision shall be (a) construed or deemed amended to conform to applicable law or (b) if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Incentive Award, such provision shall be stricken as to such jurisdiction, Person or Incentive Agreement, and thereafter the remainder of the Plan and any such Incentive Agreement shall remain in full force and effect.

Section 8.20 Rules of Construction

The section and other headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan. Unless the context clearly requires otherwise: (a) words of the masculine gender used herein shall include the feminine and neuter; (b) references to the plural include the singular and to the singular include the plural; (c) the terms “includes” and “including” are not limiting; (d) the term “or” has the inclusive meaning represented by the phrase “and/or”; and (e) any grammatical form or variant of a term defined in the Plan shall be construed to have a meaning corresponding to the definition of the term set forth herein. The terms “hereof,” “hereto,” “hereunder” and similar terms in the Plan refer to the Plan as a whole and not to any particular provision of the Plan.

Section 8.21 Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, on this 9th day of April 2014.

VAALCO ENERGY, INC.

By:
Name:	Steven P. Guidry, Chief Executive Officer

IMPORTANT

Your vote is extremely important. No matter how many shares of VAALCO’s common stock you own, please give your Board of Directors your proxy with respect to the Company’s common stock at the 2014 Annual Meeting to vote: (1) “FOR” the election of VAALCO’s director nominees, (2) “FOR” the ratification of the VAALCO Energy, Inc. 2014 Long Term Incentive Plan (3) “FOR” the ratification of the appointment of an independent registered public accounting firm, and (4) “FOR” approving, by non-binding vote, our executive compensation.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares. Accordingly, please vote your shares according to the voting instructions provided by your nominee.

If you would like additional copies of this document, would like to ask any additional questions, or need assistance voting your proxy card, please contact our proxy solicitor:

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor

New York, NY 10005

CALL TOLL FREE: 1 (800) 290-6429

OR

BANKS AND BROKERS CALL COLLECT: (212) 269-5550

OR

EMAIL: egy@dfking.com

VAALCO ENERGY, INC.
4600 Post Oak Place, Suite 300, Houston, Texas 77027
This Proxy is solicited on behalf of the Board of Directors of VAALCO Energy, Inc. (the “Company”) for the Annual Meeting of Stockholders on June 4, 2014.
The undersigned hereby constitutes and appoints Steven P. Guidry and W. Russell Scheirman, or either of them, as proxy, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of VAALCO Energy, Inc. to be held on June 4, 2014, at 10:00 a.m., Central time, in the Plaza meeting room at the St. Regis Houston Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027 and any adjournments or postponements thereof (the “Annual Meeting”) and to vote all shares of Common Stock of the Company (the “Shares”) the undersigned would be entitled to vote at the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. The proxies will vote as the Board of Directors recommends where a choice is not specified by the undersigned.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED PRE-ADDRESSED ENVELOPE ENCLOSED.

If you are a stockholder of record (you own shares in your name), there are three ways to vote by proxy: · By Internet—You may vote over the Internet at www.rtcoproxy.com/egy by following the instructions on the Notice or, if you received your proxy materials by mail, by following the instructions on the proxy card. · By telephone— Stockholders located in the United States may vote by telephone by calling 1-877-265-0355 and following the instructions on the Notice, or if you received you proxy material by mail, by following the instructions on the proxy card. · By mail—If you received your proxy materials by mail or if you request paper copies of the proxy materials, you can vote by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope. The Board of Directors recommends a vote FOR the election of each of the director nominees in Proposal 1 and FOR Proposals 2, 3 and 4. If no specification is made, the Shares will be voted FOR said director nominees and FOR Proposals 2, 3 and 4. Please mark your votes as indicated in this example 1. PROPOSAL TO ELECT AS DIRECTORS of the Company: Each director will hold office for one year or until his successor is elected or appointed and shall qualify. FOR WITHHOLD All Nominees Steven P. Guidry W. Russell Scheirman Frederick W. Brazelton O. Donaldson Chapoton James B. Jennings John J. Myers, Jr. 2. PROPOSAL TO APPROVE AND RATIFY THE VAALCO ENERGY, INC. 2014 Long Term Incentive Plan. FOR AGAINST ABSTAIN 3. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE, LLP as the independent auditors of the Company. FOR AGAINST ABSTAIN In their discretion, the proxies are authorized to vote upon any such other matter as may properly come before the Annual Meeting or any adjournments or postponements thereof. Dated _______, 2014 Stockholder’s Signature Stockholder’s Signature Signature should agree with name printed herein. If shares are held in name of more than one person, then EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. 4. PROPOSAL TO APPROVE, by non-binding, advisory vote, THE COMPANY’S Executive Compensation. FOR AGAINST ABSTAIN